As filed with the Securities and Exchange Commission on January 10, 2005

                                                         1933 Act File No. 333-
                                                                          85850
                                                         1940 Act File No. 811-
                                                                          21073


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

                         REGISTRATION STATEMENT UNDER
           THE SECURITIES ACT OF 1933                           [ ]
           Pre-Effective Amendment No.                          [ ]
           Post-Effective Amendment No. 6                       [X]
                                    and/or
                         REGISTRATION STATEMENT UNDER
           THE INVESTMENT COMPANY ACT OF 1940                   [X]
                                Amendment No. 8
                       (Check Appropriate Box or Boxes)

                              Bragg Capital Trust
              (Exact Name of Registrant as Specified in Charter)

                                100 Queens Road
                        Charlotte, North Carolina 28204
                   (Address of principal Executive Offices)

                                (704) 714-7711
             (Registrant's Telephone Number, Including Area Code)

                                Steven Scruggs
                                100 Queens Road
                        Charlotte, North Carolina 28204
                              (Agent For Service)

                                With Copies to:

                           Stephanie A. Djinis, Esq.
                      Law Offices of Stephanie A. Djinis
                        1749 Old Meadow  Road Suite 310
                            McLean, Virginia  22102

It is proposed that this filing become effective immediately pursuant to paragraph (b) of Rule 485 of the Securities Act of 1933, as amended.



                                  PROSPECTUS


                              Bragg Capital Trust

                            Queens Road Value Fund
                  (formerly Queens Road Large Cap Value Fund)

                       Queens Road Small Cap Value Fund

                               October 12, 2004

                                100 Queens Road
                              Charlotte, NC 28204
                                1-800-595-3088



   The  Securities and Exchange  Commission  has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.














The Funds are open end, non-diversified funds having the primary investment objective of seeking long-term capital growth. The Queens Road Value Fund primarily invests in the equity securities of US companies. The Queens Road Small Cap Value Fund primarily invests in the equity securities of small capitalization U.S. companies. These funds are not bank deposits, not FDIC insured and may lose value.

Prior to November 26, 2003, the Queens Road Value Fund was named the Queens Road Large Cap Value Fund.



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                                       -
                               TABLE OF CONTENTS
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                                       -



Risk Return Summary
Investment Goals of the Funds                                    1
Principal Investment Strategies                                  1
Principal Risk Factors                                           1
Non-Principal Investment Strategies                              3
Bar Chart & Performance Table                                    3
Fees & Expenses                                                  5

Queens Road Value (formerly Queens Road Large Cap Value) Investment Objectives, Principal Strategies, & Risks
Investment Objectives and Policies                               7
Principal Investment Strategies                                  7
Principal Risk Factors                                           7
Non Principal Investment Strategies                              8
Financial Highlights                                             9

Queens Road Small Cap Value
Investment Objectives, Principal Strategies, & Risks
Investment Objectives and Policies                               10
Principal Investment Strategies                                  10
Principal Risk Factors                                           11
Non Principal Investment Strategies                              12
Financial Highlights                                             12

Management, Organization, Capital Structure of The Funds
Investment Management                                            14
Shareholder Information                                          15
Buying and Redeeming Shares                                      15
Distributions and Taxes                                          20
Privacy Statement                                                22

See Back Cover For Additional Information







RISK/RETURN SUMMARY
                            Queens Road Value Fund
                  (formerly Queens Road Large Cap Value Fund)

                       Queens Road Small Cap Value Fund
                                 (the "Funds")

INVESTMENT GOAL OF THE FUNDS

Growth of Capital.


PRINCIPAL INVESTMENT STRATEGIES

      The Funds are open end, non-diversified funds having the primary investment objective of seeking long-term capital growth. To pursue their objective, the Funds invest primarily in the equity securities of U.S. companies. The Funds' assets are invested using a value-oriented strategy. This means the Funds seek to buy securities whose prices are low in relation to what the Fund's Adviser believes is the true value of the securities. The Queens Road Small Cap Value Fund ("Queens Road Small Cap") invests primarily in companies with capitalizations of no more than $2 billion. The Queens Road Value Fund does not have a limitation on the market capitalizations of the companies in which it invests.

      IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICIES
      The Queens Road Small Cap Value Fund investment policy regarding market capitalization restrictions described above is considered non-
      fundamental.  This  means it can be changed without shareholder approval.
       However, in the event  of  a change in this policy the Fund will provide at least 60 days notice to shareholders prior to a change in this policy.

PRINCIPAL RISK FACTORS

      Investment  in  the  Funds  is  subject   to  following  principal  risks
      including, among others:

      General risk. There is no assurance that the Funds will meet their investment goal. Loss of money is a risk of investing in the Funds. The Funds' share price, and the value of your investment, may change. When the value of the Fund's investments go down, so does its share price. Similarly, when the value of the Funds' investments go up, its share price does as well.

      Stock market volatility. While stocks have historically outperformed other asset classes over the long term, stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

      Value investing. The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks. In addition, a Fund may forgo investments that show growth potential if they are inconsistent with its value investment strategy.

      Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

      Small cap securities.(A Principal Investment Strategy of the Queens Road Small Cap Value Fund only) Investing in the securities of small companies involves special risks. Among other things, the prices of securities of small companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.
      In addition, it is anticipated that some of the Fund's portfolio securities may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities quickly at prevailing market prices.

      Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger cap stocks, i.e., small cap stocks may decline in price as the prices of large cap stocks rise or vice versa.

      Diversification. The Funds are non-diversified. They may invest a greater portion of its assets in the securities of one issuer than diversified funds. Economic, political, or other conditions that affect the industries or issuers in which the Funds may be heavily invested may result in greater fluctuation in the price of the Funds' shares than if the Funds were more widely diversified. The Funds do intend to meet certain tax diversification requirements.

      Issuer-specific changes. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

      Portfolio  strategy.    The   investment   advisor's  skill  in  choosing
      appropriate investments for the Funds will determine in part the Funds' ability to achieve its investment objective.


NON-PRINCIPAL INVESTMENT STRATEGIES

      Each Fund reserves the right to invest in other securities which may include other types of stocks, such as stocks of larger companies, foreign companies, growth companies, or fixed income investments including investment grade bonds and high risk bonds (often called junk bonds).

BAR CHART & PERFORMANCE TABLE

      QUEENS ROAD VALUE FUND

      The bar chart shows the changes in the annual total return for the Queens Road Value Fund for the year ending 12/31/2003. The annual total returns assume the reinvestment of all distributions.



            For the year to date period ending 5/31/2004 the Queens Road Value Fund total return was 1.95%. During the period shown in the bar chart, the highest quarterly return was 15.88% for the quarter ending June 30, 2003 and the lowest quarterly return was -3.89% for the quarter ending March 31, 2003.

      The table below shows how the average annual returns of the Queens Road Value Fund, before the deduction of taxes (Return Before Taxes), compares to its benchmark, a broad measure of market performance. The table also shows the after-tax returns calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state or local taxes. Your actual after tax returns will vary based on your own tax situation which may be different from those shown.

      All performance results reflect any applicable expense waivers or subsidies in effect during the period shown; without these, the returns would be lower.




QUEENS ROAD VALUE FUND                    One Year    Since Inception
                                       Ending 12/31/03  (6/13/2002)
Return Before Taxes                        30.16%         17.39%
Return After Taxes on Distributions        29.40%         16.66%
Return After Taxes on Distributions and    19.61%         14.43%
Sale of Fund Shares
Benchmark:  S&P/Barra Large Value Index    31.79%          4.20%


QUEENS ROAD SMALL CAP VALUE FUND

      The bar chart shows the changes in the annual total return for the Queens Road Small Cap Value Fund for the year ending 12/31/2003. The annual total returns assume the reinvestment of all distributions.



            For the year to date period ending 5/31/2004 the Queens Road Small Cap Value Fund total return was 8.27%. During the period shown in the bar chart, the highest quarterly return was 16.95% for the quarter ending June 30, 2003 and the lowest quarterly return was -1.25% for the quarter ending March 31, 2003.

      The tables below show how the average annual returns of each fund, before the deduction of taxes (Return Before Taxes), compare to its respective benchmark, a broad measure of market performance. The table also shows the after-tax returns calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state or local taxes. Your actual after tax returns will vary based on your own tax situation which may be different from those shown.

      All performance results reflect any applicable expense waivers or subsidies in effect during the period shown; without these, the returns would be lower.


QUEENS ROAD SMALL CAP VALUE FUND          One Year    Since Inception
                                       Ending 12/31/03  (6/13/2002)
          Return Before Taxes              42.60%         23.32%
  Return After Taxes on Distributions      41.99%         22.69%
Return After Taxes on Distributions and    27.69%         19.59%
          Sale of Fund Shares
 Benchmark:  Russell 2000 Value Index      46.02%         10.95%

      The Funds' Adviser voluntarily waived its management fee from inception through 5/31/2004. Had the Funds' Adviser not waived its management fee each Funds' performance would have been lower. The Adviser is not required to waive its management fee in the future and may stop doing so at anytime at its discretion.

      The information in these tables shows that the fund's performance will vary over different time periods. Past performance is not necessarily an indication of future performance. Neither Fund is a complete investment program and you may lose money by investing in either Fund.

      The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights' and in the funds' shareholder reports and Statement of Additional Information is based upon the funds' fiscal year end.

   FEES & EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

      Shareholder Fees (fees paid directly from your investment)

                                                Queens RoadQueens Road
                                                   Value    Small Cap
Maximum Sales Charge (Load) Imposed On Purchases   None       None
Maximum Deferred Sales Charge  (Load)              None       None





      Annual Fund Operating Expenses (expenses deducted from Fund assets)

                                    Queens RoadQueens Road
                                       Value    Small Cap
Management & Advisory Fees*            .95%       1.35%
12b-1 Shareholder Servicing Fees       None       None
Other Expenses *                       .00%       .00%

Total Annual Fund Operating Expenses   .95%       1.35%

*The Funds' investment Adviser has contractually agreed in its Investment Advisory Agreement to pay all operating expenses of each Fund except for brokerage, taxes, interest, litigation expenses, and other extraordinary expenses. These fees are reduced as certain net asset levels are reached as follows:

       Net Assets        Queen Road ValueQueen Road Small Cap
                          Management Fee    Management Fee
     $0-$250,000,000          0.95%             1.35%
$250,000,001-$500,000,000     0.85%             1.25%
Greater than $500,000,000     0.80%             1.15%

These funds are not bank deposits, not FDIC insured and may lose value.

      Example

         This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. This example assumes:

   o You invest $10,000 in each Fund for the time period indicated.
   o You redeem all of your shares at the end of those periods.
   o Each Fund has a 5% annual return and its operating expenses remain the same.

         Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 year3 Years5 Years10 Years
Queens Road Value       $97   $303   $526  $1,167
Queens Road Small Cap  $137   $428   $740  $1,625

Prior to November 26, 2003, the Queens Road Value Fund was named the Queens Road Large Cap Value Fund.


                            Queens Road Value Fund
                  (formerly Queens Road Large Cap Value Fund)


        INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, AND RELATED RISKS


INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fund is growth of capital. Investments will be made based on their potential for capital growth. There is no assurance that the Fund will achieve its investment objective.

Prior to November 26, 2003, the Queens Road Value Fund was named the Queens Road Large Cap Value Fund. Until that time, the Fund followed an investment policy requiring it to invest at least 80% of its net assets in stocks of companies with market capitalizations of greater than $5 billion at the time of purchase. Subsequent to the name change, that investment policy was removed allowing the Fund to invest a greater percentage (without limit) of its net assets in companies with market capitalizations of less than $5 billion.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in the equity securities of U.S. companies which include common stocks, preferred stocks and convertible securities. The Fund's adviser invests the Fund's assets by pursuing a value-oriented strategy. The strategy begins with a screening process that seeks to identify companies whose stocks sell at discounted price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples. Companies that maintain strong balance sheets and have experienced managements are favored. The investment manager attempts to identify situations where stock prices are undervalued by the market.

The Fund will sell securities when, in the opinion of the investment adviser, they are trading for more than their intrinsic value, to generate tax losses to offset taxable gains, or if additional cash is needed to fund redemptions.


PRINCIPAL RISK FACTORS

Who May Want to Invest in the Fund

Queens Road Value Fund is designed for investors who seek one or more of the following:

   o a stock fund with the long-term goal of growth of capital
   o a fund to complement a portfolio of other investments
   o are willing to accept significant changes (up or down) in the value of an investment

The fund is NOT appropriate for investors who:

   o want to avoid high volatility or possible losses
   o want an investment that pursues market trends or focuses on particular sectors or industries
   o are  pursuing  a  short-term  goal  or  investing  emergency reserve money
   o are seeking a high level of regular  income or  preservation of capital

MAIN RISKS

General risk. There is no assurance that the Fund will meet its investment goal. The Fund's share price, and the value of your investment, may change. When the value of the Fund's investments go down, so does its share price. Similarly, when the value of the Fund's investments go up, its share price does as well.

Stock market volatility. While stocks have historically outperformed other asset classes over the long term, stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

Value  Investing.  The value  approach  to  investing   involves  the risk that
those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks. In addition, the Fund may have to forgo investments that show growth potential if they are inconsistent with its value investment strategy.

Value  funds  often   concentrate   much  of  their   investments   in  certain
industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Diversification. The Fund is non-diversified. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. Economic, political, or other conditions that affect the industries or issuers in which the Fund may be heavily invested may result in greater fluctuation in the price of the Fund's shares than if the Fund were more widely diversified. The Fund does intend to meet certain tax diversification requirements.
Issuer-specific changes. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Portfolio   strategy.     The    investment   manager's   skill   in   choosing
appropriate investments for the Fund will determine in part the Fund's ability to achieve its investment objective.

NON-PRINCIPAL INVESTMENT STRATEGIES

The fund does not expect to engage in active and frequent trading of securities. However, as market conditions warrant the turnover rate may at times exceed 100%. In order to respond to adverse market conditions, the Fund may assume a temporary defensive position and invest without limit in these instruments. As a result, the fund may not achieve its investment objective.

Current income is not a primary investment objective of the Fund

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund's financial performance from the funds inception (6/13/2002) through 5/31/2004 and reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming the reinvestment of dividends and distributions). This information for the year ended May 31, 2004 has been audited by Cohen McCurdy, Ltd., whose report, along with the Fund's financial statements, is included in the Fund's Annual Report which is available upon request. Information for the period ended May 31, 2003 was audited by the Fund's previous auditors.

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period:          6/1/2003 6/13/2002*
                                                                         to        to
                                                                      5/31/20045/31/2003
Net Asset Value -
     Beginning of Period                                                 $10.74    $10.00
Net Investment Income                                                      0.26      0.19
Net Gains or Losses on Securities
     (realized and unrealized)                                             1.76      0.64
Total from Investment Operations                                           2.02      0.83
Distributions
     (from net investment income)                                        (0.22)    (0.09)
     (from capital gains)                                                  0.00      0.00
Total from Distributions                                                 (0.22)    (0.09)
Net Asset Value -
     End of Period                                                       $12.54    $10.74

Total Return                                                             18.77%     8.43%(a)
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                     $534      $355

Net Assets Before Reimbursement
     Ratio of Expenses to Average Net Assets                              0.95%     0.95%(b)
     Ratio of Net Income to Average Net Assets                            1.22%     1.10%(b)
Net Assets After Reimbursement
     Ratio of Expenses to Average Net Assets                              0.00%     0.00%(b)
     Ratio of Net Income to Average Net Assets                            2.17%     2.04%(b)
Portfolio Turnover Rate                                                  36.79%     1.73%(b)




(a) For a period of less than one year, total return is not annualized
(b) Annualized
* Commencement of Operations



                       Queens Road Small Cap Value Fund

        INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, AND RELATED RISKS

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of the Fund is growth of capital. Investments will be made based on their potential for capital growth. There is no assurance that the Fund will achieve its investment objective. The Fund's investment objective is fundamental and may not be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund will normally invest at least 80% of its assets (for the purpose of this requirement, net assets includes net assets plus any borrowings for investment purposes) in equity securities of companies with small market capitalization. Small-cap companies have a market capitalization of no more than $2 billion. Companies whose capitalization increase above $2 billion after purchase continue to be considered small-cap companies for purposes of this 80% investment policy. If the Fund is not in compliance with this 80% investment policy due to fluctuations in the price of securities, the Fund's future investments will be made in a manner that will bring the Fund into compliance with that policy.

The Fund invests primarily in the equity securities of U.S. Companies which include common stocks, preferred stocks and convertible securities. The Fund's adviser invests the Fund's assets by pursuing a value-oriented strategy. The strategy begins with a screening process hat seeks to identify companies whose stocks sell at discounted Price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples. Companies that maintain strong balance sheets and experienced managements are favored. The investment advisor attempts to identify situations where stock prices are undervalued by the market.

The Fund will sell securities when, in the opinion of the investment adviser, they are trading for more than their intrinsic value, to generate tax losses to offset taxable gains, or if additional cash is needed to fund redemptions.









PRINCIPAL RISK FACTORS

Who May Want to Invest in the Fund

The Queens Road Small Cap Value Fund is designed for investors who seek one or more of the following:

   o an aggressive stock fund with the long-term goal of growth of capital
   o a fund to complement a portfolio of more conservative investments
   o are willing to accept significant changes (up or down) in the value of an investment

The fund is NOT appropriate for investors who:

   o want to avoid high volatility or possible losses
   o want an investment that pursues market trends or focuses on particular sectors or industries
   o are pursuing a short term goal or investing emergency reserve money
   o are seeking regular income or preservation of capital

MAIN RISKS

General risk. There is no assurance that the Fund will meet its investment goal. The Fund's share price, and the value of your investment, may change. When the value of the Fund's investments go down, so does its share price. Similarly, when the value of the Fund's investments go up, its share price does as well.

Stock market volatility. While stocks have historically outperformed other asset classes over the long term, stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

Value investing. The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks. In addition, the Fund may have to forgo investments that show growth potential if they are inconsistent with its value investment strategy.

Value funds often concentrate  much of their investments in certain industries,
and thus will be more  susceptible   to  factors   adversely affecting  issuers
within that industry than would a more diversified portfolio of securities.

Small cap securities. Investing in the securities of small companies involves special risks. Among other things, the prices of securities of small companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.

In addition, it is anticipated that some of the Fund's portfolio securities may not be widely traded, and that the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities quickly at prevailing market prices.

Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger cap stocks, i.e., small cap stocks may decline in price as the prices of large cap stocks rise or vice versa.

Diversification. The Fund is non-diversified. It may invest a greater portion of its assets in the securities of one issuer than a diversified fund. Economic, political, or other conditions that affect the industries or issuers in which the Fund may be heavily invested may result in greater fluctuation in the price of the Fund's shares than if the Fund were more widely diversified. The Fund does intend to meet certain tax diversification requirements.

Issuer-specific changes. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Portfolio  strategy.   The  investment  advisor's skill in choosing appropriate
investments for the Fund will determine in part the Fund's ability to achieve its investment objective.

NON-PRINCIPAL INVESTMENT STRATEGIES

The fund does not expect to engage in active and frequent trading of securities. However, as market conditions warrant the turnover rate may at times exceed 100%. In order to respond to adverse market conditions, the Fund may assume a temporary defensive position and invest without limit in these instruments. As a result, the fund may not achieve its investment objective.

FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights table is intended to help you understand the Fund's financial performance from the funds inception (6/13/2002) through 5/31/2004 and reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming the reinvestment of dividends and distributions). This information for the year ended May 31, 2004 has been audited by Cohen McCurdy Ltd., whose report, along with the Fund's financial statements, is included in the Fund's Annual Report which is available upon request. Information for the period ended May 31, 2003 was audited by the Fund's previous auditors.



FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period:           6/1/2003 6/13/2002*
                                                                          to        to
                                                                       5/31/20045/31/2003
Net Asset Value -
     Beginning of Period                                                  $10.80    $10.00
Net Investment Income                                                       0.19      0.16
Net Gains or Losses on Securities
     (realized and unrealized)                                              3.85      0.73
Total from Investment Operations                                            4.04      0.89
Distributions
     (from net investment income)                                         (0.17)    (0.09)
     (from capital gains)                                                   0.00      0.00
Total from Distributions                                                  (0.17)    (0.09)
Net Asset Value -
     End of Period                                                        $14.67    $10.80

Total Return                                                              37.52%     9.02%(a)
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                      $969      $382

Net Assets Before Reimbursement
     Ratio of Expenses to Average Net Assets                               1.35%     1.35%(b)
     Ratio of Net Income to Average Net Assets                             0.10%     0.42%(b)
Net Assets After Reimbursement
     Ratio of Expenses to Average Net Assets                               0.00%     0.00%(b)
     Ratio of Net Income to Average Net Assets                             1.45%     1.76%(b)
Portfolio Turnover Rate                                                   82.56%    13.26%(b)




(a) For a period of less than one year , total return is not annualized
(b) Annualized
* Commencement of Operations














         MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE OF THE FUNDS

MANAGEMENT

BOARD OF TRUSTEES

The Board of Trustees has overall responsibility for the management of the Funds. The Board formulates the policies and meets periodically to review the Funds' performance, monitor investment activities and practices and discuss matters affecting the Funds. Additional information regarding the Board of Trustees can be found in the Funds' Statement of Additional Information.

ADVISER AND PORTFOLIO MANAGEMENT

Bragg Financial Advisors, Inc. ("BFA"), a registered investment advisor located at 100 Queens Road, Charlotte, NC 28204, is the Funds' investment manager. Each Fund has retained BFA to provide management and investment advisory services.

BFA   provides  investment  management  and  supervision  to  individuals   and
institutions.  The firm manages over $125 million on a discretionary basis.

As compensation for the management and advisory services furnished to the Funds, BFA receives annually .95% of average daily net assets of Queens Road Value and 1.35% of average daily net assets of Queens Road Small Cap. These annual rates are accrued daily and paid monthly for each fund. These fees are reduced as certain net asset levels are reached, see Fees and Expenses section in the Prospectus for further explanation. BFA has contractually agreed to pay all operating expenses of each Fund except for brokerage, taxes, interest, litigation expenses, and other extraordinary expenses.

PORTFOLIO MANAGER

Steve Scruggs is portfolio manager for the Queens Road Value Fund and the Queens Road Small Cap Value Fund. Mr. Scruggs is an employee of BFA and a Trustee of the Fund. Mr. Scruggs holds a Bachelor's Degree from North Carolina State University and an MBA from Wake Forest University. He is a CFA charter holder and member of the Association of Investment Management and Research. He has been employed by BFA since January 2000. Previously, he was a Product Manager with Reliance Insurance from 1999-2000 and a Product Manager with GMAC Insurance where he worked from 1995-1999.


The Adviser is not a party to any legal proceedings which would likely have a material adverse effect on the Funds or the ability of the Adviser to perform its contract with the Funds.




SHAREHOLDER INFORMATION

BUYING AND REDEEMING SHARES

You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase or sell shares at the net asset value of a share (NAV), next calculated after the transfer agent has received the request in good order. Net asset value per share of a Fund is computed by the Fund Accountant as of the close of business (currently 4:00 P.M., Eastern Standard Time) each day the New York Stock Exchange is open for trading. Therefore, if your order is received prior to 4:00PM, your order will be priced at that day's NAV. If your order is received after 4:00PM or on a day the New York Stock Exchange is not open, your order will be priced at the next calculated NAV. The Funds do not accept orders that request a particular day or price for the transaction or any other special conditions.

You will receive a confirmation of each transaction and quarterly statements showing your balance and account activity. You should verify the accuracy of all transactions and statements as soon as you receive them.


COMPUTING NAV

Net asset value (NAV) of each Fund is determined by calculating the total value of all portfolio securities, cash, other assets held by the Fund, and interest and dividends accrued and subtracting from that amount all liabilities, including accrued expenses. The net asset value of each Fund is divided by the total number of shares outstanding to determine each Fund's NAV. The NAV is calculated at the close of regular trading on the NYSE on each business day the exchange is open. If the exchange closes early, the fund will calculate NAV at that time.

For purposes of computing NAV each Fund uses the last reported sales price or quotation for portfolio securities, or if market quotations are not readily available, fair value will be determined in good faith by the Board of Trustees. If the Adviser believes, in good faith, that the market quotations provided do not accurately represent the value of a security, the security will be valued at fair value as determined in good faith according to the Fund's Pricing Policy approved by the Board of Trustees.


TRANSACTIONS THROUGH THIRD PARTIES

The Funds have authorized one or more brokers to receive purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker, its authorized designee, receives the order. Customer orders will be priced at the Funds' Net Asset Value next computed after they are received by an authorized broker or its authorized designee.

If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Funds. Brokers, advisers, retirement plans or others may charge transactions fees or set different minimum investments or limitations on buying or selling shares. Consult your financial representative if you have any questions about any such fees or imitations prior to buying or selling shares.



HOW TO PURCHASE SHARES

A minimum initial investment of $10,000 is required to open an account ($1000 for Traditional and Roth IRAs) with subsequent minimum investments of $1,000 ($50 for Traditional and Roth IRAs). Minimum initial investments may be waived if, in the manager's opinion, doing so would be in the interest of all shareholders. For instance, if a group or class of investors would agree to invest amounts on a regular basis, such as in a 401k plan, or if the manager has reason to believe that waiving the minimum would allow the Funds to attract more assets which would reduce the Funds operating expenses for all shareholders once certain asset levels are reached.

All orders are subject to acceptance, and we may reject purchases to protect other shareholders.

The Funds do not permit market-timing. The Funds are intended for long-term investors. Frequent trading of Fund shares, also known as "market-timing," is not permitted. Excessive trading into or out of a Fund may harm the Fund's performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, if you engage in this type of activity a Fund may suspend or terminate your trading privileges. A Fund may consider a shareholder's history in any Fund, including trading history in other accounts under common ownership or control, in determining whether to suspend or terminate your trading privileges. All purchases are subject to acceptance by the Funds. The Funds reserve the right to reject any purchases it suspects to be market-timing.

In an attempt to deter market timing, the Funds will use methods including:

   {circle}Selective monitoring of trade activity
   {circle}Broad  authority  to take discretionary action against market timers and against specific trades;
   {circle}Reliance on others (transfer agents, financial intermediaries, etc.)
      market timing detection practices.

Each of the methods involves subjective judgments that are consistent with shareholder interests. Furthermore, each of these methods involves some selectivity in their application. While the Funds will seek to take actions that will detect and prohibit market timing, the Funds do not represent that market timing can be completely eliminated in any fund. For instance, a Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit orders to the Fund on behalf of their customers who are beneficial owners. Although the Funds will take reasonable efforts to eliminate market timing transactions there can be no assurance that the systems and procedures of the Funds, the Funds' transfer agent, and financial intermediaries which submit orders to the Funds, will be able to monitor all trading activity.


SHAREHOLDERS ACCOUNTS

When you invest in the Fund, the Transfer Agent will establish an account to which all full and fractional shares (to three decimal places) will be credited. Your purchase will receive the NAV next calculated after the Transfer Agent has received your order. The Fund will not issue share certificates evidencing shares of the Fund. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.

INITIAL PURCHASE

The initial purchase may be made by check or by wire in the following manner:

   {circle}By  Check.   You should   complete and sign the account application
      which accompanies this Prospectus, and send it along with a check for the initial investment payable to the Queens Road Value Fund or Queens Road Small Cap Value Fund to:

      Mutual Shareholder Services
      8869 Brecksville Road
      Brecksville, OH 44141


      Please include on your check the name of the Fund you are  investing in:

                            Queens Road Value Fund
                                     -or-
                       Queens Road Small Cap Value Fund

   {circle}By Wire. In order to expedite the investment of funds, you may advise your bank or broker to transmit funds via Federal Reserve Wire System to:

      U.S.Bank, N.A.
      ABA #0420-0001-3
      Account #19945-8217

                         f/b/o Queens Road Value Fund
                                    - or -
                    f/b/o Queens Road Small Cap Value Fund

      Your name and account number (if available) should also be provided. Your bank may charge a fee for the wire transfer of funds, which is your responsibility.

   {circle}Through Brokers. Each Fund may be made available through a network of brokers. Please check with your broker on the availability of the Funds.

      Subsequent Purchases

      You may make additional purchases in the following manner:

   {circle}By Check. You should mail a check made payable to the Fund to the Transfer Agent. Include your account number on the check.

   {circle}By Wire. Funds may be wired by following the previously stated instructions for an initial purchase.

   An order confirmation will be mailed to you.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan permits you to purchase shares of a Fund at monthly intervals, provided that your bank allows automatic withdrawals. At your option, the bank account that you designate will be debited by an amount that you specify, and such funds will be used to purchase shares of a Fund on a monthly basis. To participate in the Automatic Investment Plan, call the Transfer Agent at (800) 595-3088 to obtain the appropriate forms. The Automatic Investment Plan does not assure a profit and does not protect against loss in declining markets. You may terminate your participation with the Automatic Investment Plan at any time by notifying the Transfer Agent in writing.

OTHER INFORMATION CONCERNING PURCHASE OF SHARES

Each Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. For purchases of $50,000 or more, the Fund may, in its discretion, require payment by wire or cashier's or certified check. For initial purchases, the Fund will not process a redemption of the purchased shares until clearance of the check deposited for that purchase. Cash, money orders and travelers checks are not accepted as payment for shares.

HOW TO REDEEM SHARES

All shares of a Fund offered for redemption will be redeemed at the NAV of the Fund next determined after the Transfer Agent receives the redemption request that is in compliance with the requirements described in this section. Because each Fund's NAV will fluctuate as a result of changes in the market value of the Fund's portfolio securities, the amount you receive upon redemption may be more or less than the amount you paid for such Fund shares being redeemed. Redemption proceeds will be mailed to your registered address of record or, if the redemption proceeds are $5,000 or more, may be transmitted by wire, upon your written request to the Transfer Agent, to your pre-designated account at a domestic bank. You will be charged for the cost of such wire transfer. Fund redemption proceeds will be mailed generally within 7 days of receipt of the redemption request. Redemptions for fund shares will only be made after the check for the purchase of those fund shares has cleared payment.

REDEMPTION BY MAIL

Shares may be redeemed by mail by writing directly to the Transfer Agent. The redemption request must be signed exactly as your name appears on the account application, with the signature guaranteed, and must include your account number. If Fund shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration form. You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor.

A request for redemption will not be processed until all the necessary documents have been received in proper form by the Transfer Agent. If you are in doubt as to what documents are required, you should contact the Transfer Agent at (800) 595-3088.

OTHER INFORMATION CONCERNING REDEMPTION

Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the Adviser, the Fund could be adversely affected by immediate payment. In addition, the right of redemption for a Fund may be suspended or the date of payment postponed for (a) any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or (ii) during which trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; (b) any period during which an emergency exists, as determined by the Securities and Exchange Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (c) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund. In determining whether any of the conditions for suspension of redemption are in effect, each Fund will be guided by the rules, regulations and pronouncements of the SEC.

Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days' written notice, all of your shares of the Fund if, through prior redemptions, your account has a net asset value of less than $5,000. You will be given at least 30 days' written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring your account up to the applicable minimum balance before the redemption is processed.

  The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which each Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.


DISTRIBUTIONS AND TAXES

The Funds intend to qualify as "regulated investment companies" (RICs) under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, each Fund must, among other things, distribute each year substantially all of its net income and capital gains. Funds that qualify as RICs are not liable for taxes on their distributions.

Each Fund will declare and pay dividends and distributions from net investment income and net capital at least annually. All distributions will be reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested in additional shares. Shares become entitled to receive distributions on the day after the shares are issued.

Each Fund intends to operate in a manner such that it will not be liable for Federal income or excise tax. Distributions of net income including short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gain generally are taxable to you as long-term capital gain. Based on their investment strategies, the Funds anticipate that their distributions will consist primarily of capital gains. Distributions also may be subject to certain state and local taxes. If a Fund fails to qualify as a registered investment company in any year, distributions may be subject to double taxation. Please see the Statement of Additional Information for more information.

AVOID "BUYING A DIVIDEND"

If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Investment income received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to its shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that it will be able to do so. For further information, please see the Statement of Additional Information.

A fund may be required to withhold US federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your US Federal income tax liability.

Each year shortly after December 31, a Fund will send you tax information stating the amount and type of distributions paid during the year. Consult your personal tax adviser about the tax consequences of an investment in the Fund in your particular circumstances.


                 SHAREHOLDER INQUIRIES SHOULD BE DIRECTED TO:
                          Mutual Shareholder Services
                             8869 Brecksville Road
                             Brecksville, OH 44141

                                1-800-595-3088


PRIVACY STATEMENT

We are committed to safeguarding the confidential information of our clients. We hold all personal information provided to our firm in strict confidence. These records include all personal information we collect from you in connection with any of the services we provide. We do not disclose information to non-affiliated third parties, except as required by law. We use the information provided by you to help you meet your financial goals. Our policy with respect to personal information is described below.

We collect non-public, personal information about you from the following sources: information we receive from you on applications or other forms, information about your transactions with us and our affiliates, which we obtain in the process of servicing your account. We do not disclose any non-public, personal information about our clients to anyone except as follows: 1.) when
required   by law or securities industry regulation,     2.) when legally
required to do so (such as in response to a subpoena), 3.) to prevent fraud or a crime, or 4.) to comply with a legally permitted inquiry by a government agency or a regulator. When non-public information is shared with a third party, they are not permitted to release, use, or transfer any customer information to any other party for their own purposes.

Additional Disclosure

   {circle}We do not provide personal information to mailing list vendors or solicitors for any purpose.
   {circle}We maintain a secure office and computer environment to ensure that your personal information is not placed at unreasonable risk. {circle}Employees are regularly trained on privacy and information security and on their obligation to protect customer information.

If you have any questions regarding the safekeeping of your personal information please contact us at (800) 595-3088. Thank you for investing with the Queens Road Mutual Funds.


                            QUEENS ROAD VALUE FUND

                       QUEENS ROAD SMALL CAP VALUE FUND


                            Additional Information

Additional   information   about  the Funds has been filed with the  Securities
and Exchange Commission (the "Commission") in a Statement of Additional Information dated the same date as this Prospectus. The Statement of Additional Information provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

                              Contacting the Fund

If you would like to obtain a free copy of the Statement of Additional Information, Semi Annual or Annual Report or have any inquiries about the Fund, please contact the Funds' transfer agent, at (800) 595-3088.
In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

               Contacting the Securities and Exchange Commission

Information about each Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can call 202-942-8090 for information on the Public Reference Room's operations and copying charges.

You can receive copies of this information, after paying a duplicating fee,

By Writing to:
                             Public Reference Room
                      Securities and Exchange Commission
                           Washington, DC 20549-0102


Or, by Emailing:
                              publicinfo@sec.gov


Free access to reports and other information about the Funds is available from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.



                Bragg Capital Trust's Investment Company Act File No. 811-21073



                      Statement of Additional Information

                                      For

                            Queens Road Value Fund
                       Queens Road Small Cap Value Fund

                     Each a series of Bragg Capital Trust

                               October 12, 2004

                                100 Queens Road
                              Charlotte, NC 28204
                                (800) 595-3088

This Statement of Additional Information relating to the Funds is not a prospectus and should be read in conjunction with the Funds' prospectus dated October 12, 2004. A copy of the Funds' prospectus can be obtained from the Fund at (800) 595-3088. The prospectus to which this Statement of Additional Information relates is hereby incorporated by reference.


This Statement of Additional Information is divided into two sections. Section One contains information which is specific to each individual Series of the Trust. Section Two contains information which generally is shared by both Series of the Trust.




TABLE OF CONTENTS


Section I

          Queens Road Value Fund and Queens Road Small Cap Value Fund

Fund History                                                           4
Description of the Funds, their Investments and Risks                  4
Fundamental and Non Fundamental Investment Restrictions                13
Management of the Funds                                                15
Standing Committees                                                    16
Ownership of Equity Securities                                         17
Compensation Table                                                     18
Ownership of Shares                                                    18
Investment Advisory Services                                           19
Other Services                                                         22

Section II
Brokerage Allocation & Other Practices                                 23
Capital Stock and Other Securities                                     24
Purchase, Redemption and Pricing of Securities Being Offered           25
Taxation of the Funds                                                  25
Performance                                                            27
Financial Statements                                                   31
Proxy Voting Policies                                                  51

Section III
Other Information                                                      51







Definitions


"1940 Act " means the Investment Company Act of 1940, as amended

"Distributor" means Queens Road Securities, LLC, 100 Queens Road, Charlotte, NC 28204

"BFA"  means Bragg Financial Advisors, Inc., 100  Queens  Road,  Charlotte,  NC
28204

"Vote of the majority of outstanding voting securities" means the vote, at the annual or special meeting of shareholders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or
(ii) or more than 50% of the outstanding voting securities, whichever is less.



I.    Fund History

The Queens Road Value Fund ("Queens Road Value") and Queens Road Small Cap Value ("Queens Road Small Cap") (collectively, the "Funds") are series of the Bragg Capital Trust ("Trust"). The Trust is an open-end management investment company, as defined in the 1940 Act, organized as a business trust under the laws of the State of Delaware by Certificate of Trust, dated as of January 1, 2002 and by the Declaration of Trust, dated as of May 10, 2002 (the "Declaration of Trust"). A "Series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies of another Series. The Funds are currently the only two Series of the Trust.


II.   Description of The Funds and Their Investment Risks


Each   Fund  is a non-diversified open-end management  investment  company.   A
non-diversified fund does not have to meet the diversification requirements of a diversified fund required by the 1940 Act.

The Funds' investment objectives are fundamental and may only be changed by a vote of a majority of the outstanding voting securities of the Fund.

Principal Investments
Each Fund will primarily invest in common and preferred stock (which are more fully described in the Funds' prospectus).

Non Principal Investments
Each Fund may also invest, trade or engage in the securities or investment activities described below.

   {circle}Money-Market Investments.  A Fund may invest in no-load money-market mutual funds, high-quality short-term debt securities and money-market instruments (such as repurchase agreements, commercial paper and certificates of deposit) (collectively, "money-market investments"), when and to the extent deemed advisable by the Adviser. A mutual fund investment by a Fund, the portfolio of which consists of money-market investments, typically involves some duplication of advisory fees and other expenses. Money market funds typically invest in short-term debt instruments and attempt to maintain a stable net asset value. Although, the risk is low, these funds may lose value.

   {circle}Securities  of  Foreign  Issuers.   Each  Fund  may  invest  in  the
      securities of foreign issuers including sponsored or unsponsored ADRs and investments in developing markets. (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the SEC under Section 12(b) or (g) of the Securities Exchange Act of 1934 are not treated as securities of foreign issuers.) Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund's ability to realize on its investment in such securities. The Fund's advisor may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

         Although changes in foreign currency rates may adversely affect the Funds' foreign investments, the Funds do not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency transactions for hedging purposes.

         Exchange control regulations in such foreign markets may also adversely affect the Funds' foreign investments and the Funds' ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

         The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

         The Funds may purchase the securities of foreign companies in the form of American Depositary Receipts (ADRs). ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

         Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

   {circle}Convertible    securities.    A   Fund  may  invest  in  convertible
      securities which is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed- income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rates and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

         A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed- income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

         The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

         While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

   {circle}Exchange  Traded Funds. A Fund may invest  in  investment  companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System. Many exchange traded securities represent ownership in a trust that has been established to accumulate and hold a portfolio of securities that is intended to track the performance of a securities market index. Certain indices tracked by exchange traded funds are highly concentrated in one or a few industries or individual securities, and thus, may have higher price volatility than many broad-based stock indices. With many exchange-traded funds, there is a risk that the overall liquidity of the secondary market for shares of those funds may fluctuate and shares become illiquid. An investment in Exchange Traded Funds by a Fund will involve some duplication of advisory fees and other expenses.

   {circle}Real Estate Investment Trusts. REITs are sometimes described as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

         Equity REITs may be further characterized as operating companies or financing companies. To the extent that an equity REIT provides operational and management expertise to the properties held in its portfolio, the REIT generally exercises some degree of control over the number and identity of tenants, the terms of their tenancies, the acquisition, construction, repair and maintenance of properties and other operational issues. A mortgage REIT or an equity REIT that provides financing rather than operational and management expertise to the properties in its portfolio will generally not have control over the operations that are conducted on the real estate in which the REIT has an interest.

         An investment in REITS by a Fund may involve some duplication of advisory fees and other expenses.

   {circle}DEBT SECURITIES

         The Funds may invest in debt securities of corporate and governmental issuers. There are no credit quality or maturity limitations on a Fund's investments in debt securities. The risks inherent in short-, intermediate- and long-term debt securities depend on a variety of factors, including the term of the obligations, the size of a particular offering and the credit quality and rating of the issuer, in addition to general market conditions. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. A decline in the prevailing levels of interest rates will generally increase the value of the securities held by a Fund, and an increase in rates will generally have the opposite effect.

         Yields on debt securities depend on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, the general economic and monetary environment, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue.

         Debt obligations rated high and some debt obligations rated medium quality are commonly referred to as "investment-grade" debt obligations. Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium-quality debt obligations, while considered investment grade, may have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers. The principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality securities entail a higher degree of risk as to the payment of interest and return of principal. Such securities are also subject to special risks, discussed below. To compensate investors for taking on such increased risk, issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

         In conducting its credit research and analysis, the Funds will consider both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers and will rely to a great extent on credit ratings compiled by a number of nationally recognized statistical rating organizations ("NRSROs").

         "HIGH-YIELD" RISK (Junk Bonds). The Funds are permitted to invest in non-investment grade debt obligations, sometimes referred to as "junk bonds" (hereinafter referred to as "lower-quality securities"). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in lower-quality securities include:

   {circle}Effect of Interest Rates and Economic Changes. The market for lower-quality and comparable unrated securities is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market would withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for, and adversely affect the value of, such securities.

            All interest-bearing securities typically experience price appreciation when interest rates decline and price depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of the securities is significantly greater than issues of higher-rated securities because such securities are generally unsecured and are often subordinated to their creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expense to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

           As  previously  noted,  the value of a lower-quality  or  comparable unrated security generally will decrease in a rising interest rate market, and a Fund's net asset value will decline correspondingly. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation could force the Fund to sell the more liquid portion of its portfolio.

      Credit Risk. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities, and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings, including, for example, those published by Standard & Poor's Ratings Service("S&P"), Moody's Investors Service and Fitch Ratings, are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisors' credit analysis than would be the case with investments in investment-grade debt obligations.

      Legal Risk. Securities in which a Fund may invest are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make principal and interest payments on their debt securities may be materially impaired. From time to time, legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers may be adopted. It is anticipated that if legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for such securities.

      Liquidity Risk. A Fund may have difficulty disposing of certain lower quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security and disposition of the security may involve time-consuming negotiation and legal expense. As a result, a Fund's net asset value and ability to dispose of particular securities when necessary to meet the Fund's liquidity needs, or in response to a specific economic event, may be affected.

         U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

         FLOATING AND VARIABLE RATE SECURITIES. Each Fund may invest in securities which offer a variable or floating rate of interest. Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable rate securities, on the other hand, provide for automatic establishment of a new interest rate at fixed intervals. Interest rates on floating and variable rate securities are based on a designated rate or a specified percentage thereof, such as a bank's prime rate.

         Floating or variable rate securities typically include a demand feature entitling the holder to demand payment of the obligation on short notice at par plus accrued interest. Some securities which do not have floating or variable interest rates may be accompanied by puts producing similar results and price characteristics. The issuer of these securities normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider the instrument's maturity to be shorter than its stated maturity.

   {circle}Options.  A Fund may invest in put and call options for which a Fund pays a premium (cost of option), and a Fund may buy or sell from a long position such options, exercise such options, or permit such options to expire, in each case, when and to the extent deemed advisable by the Adviser there are two basic types of options: "puts" and "calls." A call option on a security gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Alternatively, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period. Purchased options have defined risk, that is, the premium paid for the option, regardless of how much the affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the price of the underlying security falls and a purchased call increases in value as the value of the underlying security rises. The Funds will not engage in the writing of call or put options.

         In addition to options on individual securities, a Fund may buy or sell from a long position options on securities indices. In general, options on indices of securities are similar to option on individual securities except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with option on equity securities or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in options depends on the degree to which price movements in its holdings correlate with price movements of the options.

   {circle}Short  Sales.   A  Fund  may  engage  in  short sale transactions in
      securities listed on one or more worldwide securities exchanges, particularly the United States, when and to the extent deemed advisable by the Adviser. A Fund may only make short sales "against the box", i.e., sales made when a Fund owns securities identical to those sold short. A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

   {circle}Illiquid  Securities.  A Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. The price quoted for illiquid securities shall be the fair market value determined by a method approved by the Trustees. Due to the nature of illiquid securities, the actual price received for the securities when sold may be substantially less than the quoted price when the decision to sell the securities was made.

   {circle}Temporary Defensive  Position.  Each Fund may hold up to 100% of its assets in cash or high quality debt securities for temporary defensive purposes. A Fund will adopt a temporary defensive position when, in the opinion of the Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to a Fund's other investment policies. The types of high-quality instruments in which a Fund may invest for such purposes include money market mutual funds, money market securities (such as repurchase agreements) and securities issued or guaranteed by the United States Government or its agencies or instrumentalities, certificates of deposit, time deposits, and banker' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least "A" category by S&P or Moody's.

   {circle}Short  Term  Trading.  Each Fund  may  engage in short term  trading of securities and reserves full freedom with respect to portfolio turnover. In period where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. A higher portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

   {circle}Leverage.  Each Fund may borrow  money  from a bank not to exceed 33
      1/3% of total assets (including the proceeds of any such borrowing). However, such borrowing is permitted only in extraordinary circumstances such as to raise cash to fund redemptions. Leverage involves the borrowing of money to purchase securities. The use of borrowed money will incur interest charges and may have an adverse impact on a Fund's performance. Although a Fund will only use leverage for extraordinary or emergency purposes, the use of leverage may increase the overall riskiness of a Fund's portfolio. Typically, use of leverage will cause a Fund's assets to increase more when portfolio assets increase in value and decrease more when portfolio assets decrease in value than if a Fund did not use leverage. Additionally, if securities values fall, the Fund may have to liquidate securities at a loss to pay off any borrowings.

Investment Restrictions

Queens Road Value and Queens Road Small Cap have adopted certain investment restrictions. These restrictions are classified as either Fundamental or Non-Fundamental. Fundamental restrictions may not be changed without the affirmative vote of a majority of outstanding voting securities of the applicable fund. Non-Fundamental restrictions may be changed without a shareholder vote. However, with regard to the funds non-fundamental policy of investing at least 80% of assets in the equity securities of small cap companies, as applicable to the Queens Road Small Cap Value Fund, the Fund will not change this policy without providing shareholders with a least 60 days prior written notice.

For    more    information,    see    "Investment   Objective   and   Principal
Investment Strategies" and "Risk Factors" in the Funds' prospectus.

Fundamental Restrictions

The fundamental investment restrictions with respect to each Fund are set forth below. Under these restrictions, each Fund may not:

      (1) issue senior securities as defined in the 1940 Act, except as permitted by that Act and the rules, regulations or pronouncements thereunder or as permitted by the Securities and Exchange Commission (the creation of general liens or security interests under industry practices for transactions in portfolio assets are not deemed to involve the issuance of senior securities);

      (2) underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

      (3) make direct investments in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate;

      (4) invest in physical commodities or physical commodity contracts, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

      (5) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this restriction does not apply to purchases of debt securities or repurchase agreements.

      (6) invest 25% or more of the value of its total assets in any one industry, as determined by standard industry classification codes. However, the Funds are not obligated to sell excess securities when securities of a given industry come to constitute 25% or more of the value of a Fund's total assets by reason of changes in value of either the concentrated securities or other securities, and

      (7) borrow money, including reverse repurchase agreements in so far as such agreements may be regarded as borrowings, except for borrowings from a bank and not in an amount in excess of 33 1/3% of the value of its total assets (including the proceeds of any such borrowings). The Funds will not make investments in securities when the outstanding borrowing exceeds 5% of the funds total assets.


Non-Fundamental Restrictions

The   following   investment   restrictions  are  not  fundamental  and may  be
changed   with  respect to each Fund  without   shareholder   approval.   Under
these restrictions, each Fund may not:

      (1) purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

      (2) engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures of securities, securities indices, currencies and interest rates;

      (3) purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the use of margin); and

      (4) purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or any exemptive order from the Securities and Exchange Commission.

      (5) invest 10% or more of the value of its total assets in options. However, the Funds are not obligated to sell options when options come to constitute 10% or more of the value of the Fund's total assets by reason of changes in value of either options or other securities.

      (6) with regard to  Fundamental  Restriction  7  above  - Such  borrowing
will  only  be   made   from  a  bank  and  for   extraordinary   or  emergency
purposes,  such as  permitting redemption requests to be honored.


Excluding the Funds restrictions regarding borrowing (Fundamental Restriction 7 above) and illiquid securities (Non-fundamental Restriction 1 above), any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities and such excess results therefrom. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on illiquid securities, the investment manager will reduce the percentage of held in illiquid securities as soon as practical until the Fund is in compliance with that percentage limitation. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on borrowings, the investment manager will reduce the percentage of borrowings within 3 days (not including Sundays or holidays or such longer period as the Commission may prescribe by rules and regulations) until the Fund is in compliance with that percentage limitation.



III. Management of The Funds

Trustees and Officers


Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Trust and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Trust and its beneficiaries, which include the shareholders of the Funds. The Trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have the authority, without the necessity of a shareholder vote, to create any number of new series or classes of shares or to commence the public offering of share of any previously established series or classes. Each share of a Fund has equal dividend, redemption and liquidation rights, and when issued, is fully paid and non assessable by the Fund.

The Board of Trustees consists of Messrs. Steve Scruggs, Benton Bragg, Phil Blount, Chris Brady, Harold Smith, and Tim Ignasher. Messrs. Blount, Brady, Smith and Ignasher have no affiliation or material business connection with the Adviser or any of the Adviser's affiliated persons. Mr. Scruggs and Mr. Bragg are employed by and are minority owners of the Adviser.

The following table provides biographical information with respect to each current Trustee and officer of the Trust.




INTERESTED
TRUSTEES                           Term of Office and Length  of Time
             Position with Fund    Served                             Principal Occupations During Past Five Years
Name (Age)
Steve        Trustee, President    Unlimited                          Bragg Financial Advisors,  Portfolio Manager/CCO(2000-
Scruggs, 35  Secretary             2 yr                               present)
                                                                      Reliance Insurance  Product Manager(1999-2000);
                                                                      Integon Insurance  Product Manager (1995-1999)
Benton Bragg,Trustee, Chairman     Unlimited                          Bragg Financial Advisors, President, CEO (1996-present)
36           Treasurer             2 yr

UNAFFILIATED TRUSTEES
Phil Blount, Trustee               Unlimited                          Icons, Inc., President (2001- present)
49                                 2 yr                               Marketing Merchandise

                                                                      Halo, Inc., Vice President (1996-2001)
                                                                      Marketing Merchandise
Chris Brady, Trustee               Unlimited                          Brady Distributing, Vice President (1995-present)
34                                 2 yr                               Machinery Distribution
Harold Smith,Trustee               Unlimited                          Raftelis Financial, Vice President (1996 - present)
38                                 2 yr                               Public Finance Consulting
Tim Ignasher,Trustee               Unlimited                          Scottish Bank, Vice President  (1998 - present)
42                                 2 yr                               Commercial Loan Officer


All Trustees may be reached by mail, care of the Funds, at:
                                               Queens Road Mutual Funds
                                               100 Queens Road
                                               Charlotte, NC 28204


Steve Scruggs and Benton Bragg are Interested Trustees by reason of their affiliation with the advisor.





Standing Committees

The Audit Committee is a standing committee consisting of independent directors who communicate directly with the Fund's independent auditor discussing financial and control issues relating to the Fund. The Audit Committee consists of Tim Ignasher and Chris Brady. Tim Ignasher and Chris Brady are unaffiliated Trustees. The Audit Committee does not have a designated financial expert.

The Audit Committee met on August 9, 2004 to address issues regarding the fiscal year 6/1/2003 to 5/31/2004.

The Nominating Committee is a standing committee consisting of independent directors whose role is to identify and nominate potential Trustees of the Funds. The nominating committee accepts nomination requests from shareholders. All shareholder nominations must be submitted in writing to the Nominating Committee at 100 Queens Road, Charlotte, NC 28204. The nominating committee did not meet in during the fiscal year 6/1/2003 to 5/31/2004.

Ownership of Equity Securities
As of 12/31/2003

Trustee             I - Interested   Ownership  Ownership Ownership
                    U - Unaffiliated    in         in        in
                                    Queens RoadQueens Road  Fund
                                       Value    Small Cap  Complex
Benton Sellers Bragg       I             C          D         D
Steven H. Scruggs          I             B          C         D
Phil Blount                U             A          B         B
Tim Ignasher               U             A          A         A
Chris Brady                U             B          C         D
Harold Smith               U             A          A         A



Ownership Code

A        -        $0 to $10,000
B        -        $10,001 to $50,000
C        -        $50,001 to $100,000
D        -        Greater than $100,000


Currently, no officer or employee of the Adviser receives any compensation from the Trust (for serving as an officer, employee, or Trustee of the Trust), and it is not anticipated that any compensation will be given to such officers or Trustees in the future. Each Trustee who is not an officer, director or employee of the Adviser or any affiliate will receive from the Funds a fee of $125 for each Board or shareholders meeting attended. The estimated fees payable to the Independent Trustees for the current fiscal year are summarized in the following table:



Compensation

   (1)         (2)(a)               (2)(b)                             (3)                                   (5)

 Name of     Aggregate      Aggregate Compensation  Pension or Retirement Benefits Accrued as Total Compensation from Funds and
 Person,    Compensation  from Queens Road Small Cap         Part of Funds Expenses               Fund Complex to Trustees
 Position from Queens Road

Harold          $250                 $250                              $0                                   $500
Smith,
Trustee

Chris           $250                 $250                              $0                                   $500
Brady,
Trustee

Phil            $250                 $250                              $0                                   $500
Blount,
Trustee

Tim             $250                 $250                              $0                                   $500
Ignasher,
Trustee



The   amounts  shown  above represent Trustee compensation for the period  from
June 1, 2004 through May  31,  2004.   The  amount  shown is paid by the Fund's
advisor on behalf of the Funds in accordance with the Advisory agreement.

The Trust does not have any retirement or pension plan for its Trustees or officers.

No Unaffiliated Trustee of the Trust owns, directly or indirectly, any interest in the Fund's Adviser or Principal Underwriter.

    Control Persons and Principal Holders of Securities

A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund shares may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

As of May 31, 2004, 29.0% of the outstanding shares of the Queens Road Value Fund and 50.3% of the outstanding shares of the Queens Road Small Cap Value Fund were beneficially owned by John Frank Bragg, Jr., Chairman of Bragg Financial Advisors, Inc. Mr. Bragg by virtue of his ownership position in each fund is deemed a control person. In the event of a proxy vote, Mr. Bragg will exert considerable control over the outcome of the vote. If Mr. Bragg's vote is contrary to the interests of a shareholder that shareholder may be negatively impacted.


A shareholder who owns of record or is known by the Fund to own beneficially 5% or more of any Class of the Fund's outstanding shares is considered to be a Principal Holder.


 Principal Holders (As of October 1,             Address              Ownership % in Queens Road Ownership % in Queens Road Small
                2004)                                                           Value                          Cap

John Frank Bragg, Jr.                100 Queens Road, Charlotte, NC             28.7%                         48.5%
                                     28204

Phillips & Leslie Bragg              100 Queens Road, Charlotte, NC             25.3%                         10.4%
                                     28204

Benton S. & Alice Bragg              100 Queens Road, Charlotte, NC             16.9%                         20.9%
                                     28204

Christopher B. Brady                 100 Queens Road Charlotte, NC              8.63%                          6.2%
                                     28204

John F., III & Catherine Bragg       100 Queens Road, Charlotte, NC              7.7%                          N/A
                                     28204

Steven H. & Katharine Scruggs        100 Queens Road, Charlotte, NC              6.9%                          7.0%
                                     28204


Each is owner of record of the full amount listed.

Management Ownership

      The Trustees and the principals of the Fund's advisor collectively own 100% of the outstanding shares of the Queens Road Value and the Queens Road Small Cap Value Funds.








    Investment Advisory and Other Services

Investment Adviser

The Funds' adviser, Bragg Financial Advisors, Inc, ("Adviser"), is registered with the Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The Adviser has not been sponsored, recommended or approved, nor have its abilities or qualifications been passed upon, by the SEC or any other governmental agency.

The Adviser acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement dated May 10, 2002 (the "Advisory Agreement"). This
Advisory Agreement shall continue in effect for two years after its initial effectiveness and will continue from year to year as long as it is approved at least annually by both (i) a vote of the majority of the Trustees or a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), and (ii) a vote of the majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by either party provided the terminating party provides 60 days' written notice. The Advisory Agreement cannot be assigned, and automatically terminates in the event of assignment. A transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment, as provided by the 1940 Act.

When determining whether to approve the Advisory Agreement, the Trustees, including the independent Trustees, considered several factors. These factors included, but were not limited to: (1) the Adviser's past performance; (2) the quality of the investment and research services provided to the Fund; (3) any economies of scale to be achieved if the Adviser used the research and analysis compiled for its other clients to make investment decisions for the Fund; (4) the fee charged by the Adviser in relation to the scope and quality of services it provides and compared to the fee charged by advisers to comparable funds; and (5) the depth of the Adviser's investment and research capabilities. Additionally, the Trustees considered the time and expense expended by the Adviser in the establishment of the Fund as basis for approving the Advisory Agreement.

Subject to the supervision and direction of the Board of Trustees, the Adviser manages each Fund's portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Funds and places the purchase and sale orders for portfolio transactions. In addition, the Adviser furnishes office facilities and clerical and administrative services and subject to the direction of the Board of Trustees, is responsible for the overall management of the business affairs of the Funds, including the provision of personnel for record keeping, the preparation of governmental reports and responding to shareholder communications.

Each Fund, the Adviser, and the Distributor have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are allowed to engage in personal securities transactions only in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and other similar factors. Transactions in securities held by the Funds are permitted, subject to compliance with the Code of Ethics.


Affiliates of the Adviser who are affiliates of the Funds.


Name         Position with Fund  Position with Adviser
Benton Bragg Chairman, Treasurer CEO
Steve ScruggsPresident, SecretaryPortfolio Manager/Analyst

Management Fee

As described in the Prospectus, each Fund will pay the Adviser a management fee based on the net assets of the Fund. The following table illustrates the fee structure. The fees are expressed as a percentage of the Fund's average net assets.

        Net Assets         Queens Road Value Management FeeQueens Road Small Cap Management Fee

     $0 -$250,000,000                   0.95%                             1.35%
$250,000,001 - $500,000,000             0.85%                             1.25%
 Greater than $500,000,000              0.80%                             1.15%


Management Fees are reduced as certain asset levels are reached. See Fees & Expenses section in Prospectus for further explanation.

Other Expenses

Each  Fund  pays its own (1)  brokerage   fees  and   commissions;   (2)  taxes
and  governmental   fees;   (3)  interest;  and  (4)  extraordinary  and   non-
recurring expenses.

Pursuant to the Advisory Agreement, the Adviser, on behalf of each Fund, will pay the following: (1) fees of the Independent Trustees; (2) expenses of registration of the Trust and of the shares of the Fund with the SEC and various states; (3) charges of the custodian, dividend and transfer agent; (4) outside auditing and legal expenses; (5) liability insurance premiums on property or personnel (including officers and trustees) (6) maintenance of business trust existence; (7) costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities; (8) portfolio pricing services; and (9) Fund shareholder meetings.

For the fiscal year ending 5/31/2004, the Advisor voluntarily waived all advisory fees for each Fund. The Advisor notified the Funds' Board of Trustees that the Advisor waived any right to reclaim previously waived advisory fees. The Advisor is under no obligation to waive any portion of fees relating to this contract.


Principal Underwriter

Queens Road Securities, LLC ("QRS") acts as the principal underwriter in the continuous public offering of the Funds' shares. QRS is located at 100 Queens Road, Charlotte, NC 28204 and is an affiliate of Bragg Financial Advisors, Inc. the Funds' adviser. Certain owners of Bragg Financial Advisors, Benton Bragg, John Bragg, Phillips Bragg, Steve Scruggs, and Katie Scruggs, own in the aggregate 100% of QRS. QRS is not obligated to sell any amount of shares.

From inception 6/13/2002 to 5/31/2004, Queens Road Securities, LLC received no compensation relating to the underwriting agreement.

Other Service Providers

Fund Accountant

Mutual Shareholder Services, LLC. (MSS), 8869 Brecksville Road, Brecksville, OH 44141 provides the Funds with accounting and administrative services relating to pricing fund shares, distributing daily pricing, maintaining books and records relating to such pricing and other administrative duties. In consideration of such services, the Adviser on behalf of each Fund pays the Accountant an annual fee which is paid monthly and computed as a percentage of the average daily net assets of the Fund. Under the terms of the agreement, the Advisor will pay on behalf of the Funds $350 per month for each Fund until a certain asset level threshold has been reached. The Trust reserves the right to change its fund accountant at any time, subject to the terms of the Accounting Agreement.

Transfer Agent

Each Fund has entered into a Transfer Agent Agreement ("Transfer Agent Agreement") with Mutual Shareholder Services, LLC. (MSS), pursuant to which MSS has agreed to act as the Fund's transfer, redemption and dividend disbursing agent. As such, the Transfer Agent maintains the Funds' official records of shareholders and is responsible for crediting dividends to shareholders' accounts. In consideration for such services, the Transfer Agent receives from the Adviser on behalf of each Fund an annual fee, paid monthly, computed as a percentage of the average daily net assets of the Fund. Under the terms of the agreement, the Advisor will pay on behalf of the Funds $150 per month for each Fund. This amount is subject to increase with the amount of assets in each Fund. The Trust reserves the right to change its transfer, redemption and dividend distributing agent at any time, subject to the terms of the Transfer Agent Agreement.

Custodian

The Funds' custodian is US Bank, N.A. ("Custodian"), 425 Walnut Street, Cincinnati, OH, 45202. Each Fund has entered into a Custodian Agreement
("Custodian Agreement") with the Custodian, pursuant to which the Custodian will hold all securities and cash of the Fund, deliver and receive payment for securities sold, receive and pay for securities purchased, collect income from investments and perform other duties, all as directed by officers of the Fund. The Custodian will not exercise any supervisory function over the purchase and sale of securities or the payment of distributions to shareholders. In consideration of such services, the Adviser on behalf of each Fund pays the Custodian an annual fee which is paid monthly and computed as a percentage of the average daily net assets of the Fund. Under the terms of the agreement, the Advisor on behalf of each Fund will pay a discounted rate of $250.00 per month until certain thresholds are achieved. The Fund reserves the right to change its custodian at any time, subject to the terms of the Custodian Agreement.


Auditors

Cohen McCurdy, LTD., 826 Westpoint Parkway, Suite 1250 Westlake, OH 44145-1594 serves as the Funds' independent certified public accountant and audits the financial statements of the Funds. The Funds' CPA must be approved annually by the Board of Trustees.


Administrator

Bragg Financial Advisors, Inc. (BFA), 100 Queens Road, Charlotte, NC 28204, the Funds' investment adviser has entered into an Administrative Agreement with each Fund pursuant to which BFA will provide advice and assistance relating to the administrative affairs of the Funds. BFA will receive no compensation under the terms of the Administration Agreement.


                                  Section II

                  A. Brokerage Allocation and Other Practices


Portfolio Transactions
Decisions to buy and sell securities for the Funds are made by the Adviser. Portfolio security transactions for the Funds are effected by or under the supervision of the Adviser.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's markup or markdown.

In executing portfolio transactions and selecting brokers and dealers, it is each Fund's policy to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Adviser to pay a higher commission than is charged by other broker-dealers if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund.

The Adviser may execute securities transactions through its affiliate, Queens Road Securities, LLC.

The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Adviser's fee under the Advisory Agreement is not reduced by reason of the Adviser's receiving such brokerage and research services.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser, investments of the kind made by the Funds may also be made by those other accounts. When a Fund and one or more accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for or disposed of by a Fund.

For the fiscal year ending May 31, 2004, the Queens Road Value Fund executed 100% of securities transactions through Queens Road Securities, LLC an affiliate of the Advisor.

For the fiscal year ending May 31, 2004, the Queens Road Small Cap Value Fund executed 68.91% of securities transactions through Queens Road Securities, LLC an affiliate of the Advisor. The Queens Road Small Cap Value Fund paid 40.11% of total commissions to Queens Road Securities, LLC. As an affiliate of the fund, Queens Road Securities, LLC executed transactions at a commission rate that was less expensive than other brokers.

All trades were in accordance with the 17e-1 procedures of the Investment Company Act of 1940. The expenses paid by the Funds to execute the portfolio transactions were:

Commissions Paid to Affiliated Brokers

Queens Road Securities, LLC     6/13/2002 -5/31/20036/1/2003 - 5/31/2004
Queens Road Value Fund                 $43.15              $64.50

Queens Road Small Cap Value Fund      $110.25             $221.19

Total Commissions Paid

                                6/13/2002 -5/31/20036/1/2003 - 5/31/2004
Queens Road Value Fund                 $43.15              $64.50

Queens Road Small Cap Value Fund      $110.25             $551.42



Portfolio Turnover

     A greater rate of portfolio turnover may be experienced during periods of marketplace volatility which necessitates more active trading. A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed. For the fiscal year ended May 31, 2004 and from inception (6/13/2002) through May 31, 2003, the Queens Road Value Fund's turnover was 36.79% and 1.73%, respectively. For the fiscal year ended May 31, 2004 and from inception (6/13/2002) through May 31, 2003, the Queens Road Small Cap Value Fund's turnover was 82.56% and 13.26%, respectively.


Capital Stock and Other Securities

The Declaration of Trust provides for an unlimited number of authorized shares, which may, without shareholder approval, be divided into an unlimited number of series of such shares. There are presently two series of shares, which are Queens Road Value Fund and Queens Road Small Cap Value Fund. Each Fund share represents an equal proportionate interest in the Fund with other Fund shares, and is entitled to such dividends and distributions out of the Fund's income as are declared at the discretion of the Board of Trustees. All consideration received by the Trust for shares of a Fund and all assets in which such consideration is invested will belong to the Fund and will be subject to the liabilities relating thereto.

Shareholders are entitled to one vote per share (and proportional voting for fractional shares, e.g. 2.5 shares cast 2.5 votes) on such matters as shareholders are entitled to vote. The laws of the State of Delaware, under which the Trust is organized, and the Trust's bylaws provide that a Fund is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. Accordingly, the Funds will not hold annual shareholder meetings unless required to do so under the 1940 Act. Shareholders holding two-thirds of a Fund's voting shares do have the right to call a meeting of shareholders for the purpose of voting to remove one or more Trustees. A Fund will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the 1940 Act.

Upon issuance and sale in accordance with the terms of the Funds' prospectus, each share will be fully paid and non-assessable. Shares of the Funds have no preemptive, subscription or conversion rights and are redeemable as set forth in the Funds' prospectus in the section titled "How to Redeem Shares." The Funds will not issue share certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.

The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of either Fund and that every agreement, obligation or instrument entered into or executed by either Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

                 B. Purchase, Redemption and Pricing of Shares

See "How To Purchase Shares" and "How To Redeem Shares" in the Fund's prospectus.


                           C. Taxation of the Funds


Each Fund will be treated as a separate entity for Federal income tax purposes and intends to qualify continually as a regulated investment company under Subchapter M of the Internal Revenue Code. Such qualification removes from the Funds any liability for Federal income taxes upon the portion of its income distributed to shareholders and makes federal income tax upon such distributed income generated by the Funds' investments the sole responsibility of the shareholders. Continued qualification requires the Fund to distribute to its shareholders each year substantially all of its income and capital gains. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Funds will notify shareholders of the tax status of dividends and distributions.

If a Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be subject to corporate income taxes imposed at the Fund level, and all distributions from earnings and profits, including distributions of net capital gain (i.e., the excess, if any, of net long-term capital gain over net short-term capital loss), will be taxable to shareholders as ordinary income.

A Fund's transactions, if any, in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of the Fund.

Distribution of a Fund's net ordinary income and distributions of any net realized short-term capital gain will be taxable to shareholders as ordinary income. Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund. The investment objective of each Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

Any dividend or distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution paid shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder, even though subject to income taxes. A Fund may also, from time to time, pay dividends in excess of net income and net realized capital gains. Any such excess dividends would constitute a non-taxable return of capital to the shareholder.

A distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss. Such gain or loss will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; and otherwise short-term capital gain or loss. If a shareholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions made by reinvesting distributions would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

In accordance with the Code, a Fund may be required to withhold a portion of dividends or redemptions or capital gains paid to a shareholder and remit such amount to the Internal Revenue Service if the shareholder fails to furnish the Fund with a correct taxpayer identification number, if the shareholder fails to supply the Fund with a tax identification number altogether, if the shareholder fails to make a required certification that the shareholder's taxpayer identification number is correct and that the shareholder is not subject to backup withholding, or if the Internal Revenue Service notifies the Fund to withhold a portion of such distributions from a shareholder's account. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income. In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.

PROSPECTIVE INVESTORS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF SHARES OF THE FUND.

                                D. Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return. Average annual total return is determined by finding the average annual rates of return that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that income dividends and capital gain distributions are reinvested. The quotation assumes the account was completely redeemed at the end of each period.

These figures will be calculated according to the SEC formula:

                                 P(1+T)n = ERV
where:

          P    = a hypothetical initial payment of $1,000

          T    = average annual total return

          n    =number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period




                 Queens Road Value Fund                 One YearReturn  Since Inception
Total Return Before Taxes                                18.77%         13.71%
Return After Taxes on Distribution                       18.07%         13.15%
Total return after taxes on distributions and redemption 12.20%         11.41%


            Queens Road Small Cap Value Fund            One YearReturn  Since Inception
Total Return Before Taxes                                37.52%         22.82%
Return After Taxes on Distribution                       36.93%         22.33%
Total return after taxes on distributions and redemption 24.36%         19.35%


The above performance chart shows each funds total return for the fiscal year ending 5/31/2004 and from inception (June 13,2002) through May 31, 2003.


Cumulative total return. Like average annual total return, cumulative total return assumes that income dividends and capital gain distributions are reinvested. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods.

Current distribution rate. Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a Fund during a certain period and dividing that amount by the current maximum offering price.

Volatility. Occasionally statistics may be used to show a fund's volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


The    Funds    may    include   in  their   advertising   or  sales   material
information relating to investment goals and performance results of the Funds.



Standardized After Tax Returns

Average annual total return (after taxes on distributions) and annual total return (after taxes on distributions and redemptions) are calculated assuming that distributions by the Fund and gains on a sale of fund shares are taxed at the highest applicable individual federal income tax rate. Where given, standardized after tax returns, after taxes on distributions and redemptions, are computed assuming a complete sale of fund shares at the end of the 1-, 5-, or 10-year measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses. Applicable federal tax law will be used to determine whether and how gains and losses from the sale of shares with different holding periods are netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses.

Other assumptions used in computing standardized after tax returns:

o Applicable historical rates are used.

o Calendar year periods are used.

o State and local taxes are excluded.

o Alternative  minimum tax or phase  outs  of certain tax credits,  exemptions,
  and  deductions  for  taxpayers  whose  adjusted   gross   income  is above a
  specified amount is not taken into account.

o Taxes  due on a distribution  are deducted at the time the  distribution   is
  reinvested and will reduce the amount of the reinvestment.

o Will be calculated assuming that the taxable amount and tax character (e.g., ordinary income, short-term capital gain, long-term capital gain) of each distribution are as specified by the fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations.

Comparisons

To help you better evaluate how an investment in a Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

   * Dow Jones Composite Average and its component averages - a price-weighted average of 65 stocks that trade on the New York Stock Exchange. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).
   * Standard & Poor's 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
   * Russell 2000 Index or its component indices - measures the performance of approximately 2,000 small cap U.S. companies based on total market capitalization.
   * The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE. * Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.
   * CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.
   * Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.
   * Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.
   * Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.
   * Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.
   * Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.
   * Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

From time to time advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged and do not pay expenses, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to these other averages.







   E.  Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To The Shareholders and
Board of Trustees
Queens Road Value Fund (Bragg Capital Trust)

We have audited the accompanying statement of assets and liabilities of the Queens Road Value Fund, including the schedule of portfolio investments, as of May 31, 2004, and the related statement of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended May 31, 2003 and the financial highlights of the Queens Road Value Fund for the period ended May 31, 2003, were audited by McCurdy and Associates, CPA's, Inc., whose audit practice was acquired by Cohen McCurdy Ltd.. McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of May 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Queens Road Value Fund as of May 31, 2004, the results of its operations, the statement of changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/Cohen McCurdy Ltd.
Westlake, Ohio
July 16, 2004






QUEENS ROAD VALUE FUND
                                                                                             SCHEDULE OF
                                                                                              INVESTMENTS
                                                                                             MAY 31, 2004
SHARES/PRINCIPAL AMOUNT                                                        MARKET VALUE    % OF ASSETS

COMMON STOCKS
AEROSPACE & DEFENSE
           160  Boeing Co.                                        $                7,328
           170  United Technologies                                               14,384
                                                                                  21,712            4.07%
AIR FREIGHT & COURIERS
           130  Federal Express Corp.                                               9,565           1.79%

ALUMINUM
           330  ALCOA, Inc.                                                         10,329          1.93%

AUTOMOBILE MANUFACTURERS
           150  General Motors Corp.                                                6,809           1.28%

BANKS
           175  Bank of America Corp.                                             14,548
           340  BB&T Corp.                                                        12,811
           250  National City Corp.                                                 8,873
           300  US Bancorp                                                          8,430
           215  Wachovia Corp.                                                    10,150
           235  Wells Fargo                                                       13,818
                                                                                    68,630         12.85%
BROADCASTING & CABLE TV
           290  Comcast Corp. CL A Special Non-voting                                8,222          1.54%

COMPUTER HARDWARE
           140  International Business Machine Corp.                              12,403            2.32%

COMPUTER PERIPHERALS
           525  Hewlett-Packard Co.                                               11,151            2.09%

DATA PROCESSING SERVICES
           300  Computer Sciences Corp. *                                         13,077
           645  Electronic Data Systems Corp.                                     10,546
                                                                                  23,623            4.42%

DEPARTMENT STORES
           190  Federated Department Stores                                         9,065           1.70%

DISTILLERS & VINTNERS
           250  Brown Forman Corporation "B"                                      12,013            2.25%

DIVERSIFIED CHEMICALS
           195  DuPont (E.I.) de Nemours & Co.                                      8,424           1.58%

DIVERSIFIED FINANCIAL SERVICES
           100  Citigroup Corp.                                                     4,643           0.87%

ELECTRIC UTILITIES
           200  Duke Power Co.                                                      3,988
           200  Exelon Corp.                                                        6,660
           315  Southern Co.                                                        9,110
                                                                                  19,758            3.70%
ELECTRONIC CONNECTORS
           300  Tyco International Ltd.                                             9,237           1.73%

FOOD RETAIL
           160  Safeway Inc. *                                                      3,610           0.68%

GENERAL MERCHANDISE STORES
           200  Costco Wholesale Corp. *                                            7,580           1.42%

HEALTH CARE DISTRIBUTORS & SERVICES
           100  Wellpoint Health Networks Inc. *                                  11,154            2.09%

HOUSEWARES & SPECIALTIES
           180  Fortune Brands                                                    13,554            2.54%

INVESTMENT BANKING & BROKERAGE
           200  Merrill Lynch & Co. Inc.                                    11,360
           145  Morgan Stanley                                                      7,759
               5Piper Jaffray, Inc. *                                                  242
                                                                                  19,361            3.63%

INDUSTRIAL GASES
           230  Praxair                                                             8,508           1.59%

INTEGRATED OIL & GAS
             70 ChevronTexaco Corp                                                  6,328
           140  ConocoPhillips                                                    10,266
           300  Exxon Mobil                                                       12,975
                                                                                    29,569          5.54%
INTEGRATED TELECOMMUNICATION SERVICES
           240  ALLTEL Corp.                                                      12,151
           350  Southwestern Bell Corp.                                             8,295
                                                                                  20,446            3.82%
LIFE & HEALTH INSURANCE
           335  MetLife Inc.                                                      11,889            2.22%

MOVIES & ENTERTAINMENT
           280  Viacom Inc. CL B *                                                10,329            1.93%

MULTI-SECTOR HOLDINGS
           235  Leucadia National Corp.                                           11,680            2.19%

MULTI-LINE INSURANCE
             40 American International Group Inc.                                   2,932           0.55%

OIL & GAS EQUIPMENT & SERVICES
           250  Baker Hughes Inc.                                                   8,507           1.59%

OIL & GAS EXPLORATION & PRODUCTION
           180  Anadarko Petroleum                                                  9,813           1.84%

PACKAGED GOODS
           190  Unilever NV                                                       12,534            2.35%

PERSONAL PRODUCTS
           175  Alberto-Culver CL B                                                 8,233           1.54%

PHARMACEUTICALS
           290  Merck & Co., Inc.                                                 13,717            2.57%

PROPERTY & CASUALTY INSURANCE
             10 Travelers Class B                                                      397          0.07%

PUBLISHING
             95 Gannett Inc.                                                        8,341           1.56%

REAL ESTATE INVETMENT TRUSTS
           245  Simon Property Group                                              12,634            2.37%

RESTAURANTS
           325  McDonalds Corp.                                                     8,580           1.61%

SECTOR INDEX FUNDS
           125  iShares S&P Global                                                  14,202          2.66%

THRIFT & MORTGAGE FINANCE
           160  Fedl National Mortgage Assoc.                                     10,832
           200  Washington Mutual                                                   8,736
                                                                                    19,568          3.66%

TOTAL FOR COMMON STOCK ($440,388)                                                502,722            94.15%

CASH AND EQUIVALENTS
      29,752    First American Prime Obligation Fund CL S .60%                    29,752            5.57%


                Total Investments                                               532,474            99.72%
                          (Cost $ 470,140)

                Other Assets Less Liabilities                                       1,490          0.28 %

                Net Assets                                        $            533,964            100.00%



 QUEENS ROAD VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
     MAY 31, 2004

Assets
     Investment Securities at Market Value                 $           532,474
          (Cost $ 470,140)
     Cash                                                                      350
     Receivables:
          Dividends and Interest                                            1,140
               Total Assets                                             533,964
Net Assets                                                 $           533,964
Net Assets Consist of:
     Capital Paid In                                                    436,919
     Accumulated Net Investment Income (Loss)                               4,740
     Accumulated Realized Gain (Loss)                                     29,971
     Unrealized Appreciation in Value
          of Investments Based on Cost - Net                              62,334
Net Assets, for 42,594 Shares Outstanding                  $           533,964

     Net Asset Value Per Share ($533,964/42,594 shares)    $               12.54

 QUEENS ROAD VALUE FUND

 STATEMENT OF OPERATIONS
 FOR THE PERIOD ENDING MAY 31, 2004

Investment Income:
     Dividends                                             $             10,440
     Interest                                                                    37
          Total Investment Income                                         10,477
Expenses: (Note 3)
     Advisory fees                                                          4,558
          Total Expenses                                                    4,558

             Less: Advisory fees waived                                   (4,558)

Net Investment Income                                                     10,477

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                  32,446
     Unrealized Appreciation (Depreciation) on Investments                37,296
Net Realized and Unrealized Gain (Loss) on Investments                    69,742

Net Increase (Decrease) in Net Assets from Operations      $             80,219


STATEMENT OF CHANGES IN NET ASSETS
                                                                                                  6/1/2003         6/13/2002*
                                                                                                     to                to
                                                                                                 5/31/2004         5/31/2003
From Operations:
     Net Investment Income                                                                    $                 $
                                                                                             10,477            5,765
     Net Realized Gain (Loss) on Investments
                                                                                             32,446            (2,475)
     Net Unrealized Appreciation (Depreciation) on Investments
                                                                                             37,296            25,038
     Increase (Decrease) in Net Assets from Operations
                                                                                             80,219            28,328
From Distributions to Shareholders:
      Net Investment Income
                                                                                                        (8,901)(2,601)
      Net Realized Gain from Security Transactions
                                                                                             0                 0
      Change in Net Assets from Distributions
                                                                                                        (8,901)(2,601)
From Capital Share Transactions:
     Proceeds From Sale of Shares
                                                                                             98,417            227,000
     Shares Issued on Reinvestment of Dividends
                                                                                             8,901             2,601
     Cost of Shares Redeemed
                                                                                             0                 0
Net Increase from Shareholder Activity
                                                                                             107,318           229,601

Net Increase  in Net Assets
                                                                                             178,636           255,328

Net Assets at Beginning of Period
                                                                                             355,328           100,000
Net Assets at End of Period
(including accumulated undistributed net investment income (loss) of  $4,740 and $3,164       $                 $
respectively)                                                                                533,964           355,328

Share Transactions:
     Issued
                                                                                             8,811             22,802
     Reinvested
                                                                                             713               268
     Redeemed
                                                                                             0                 0
Net increase (decrease) in shares
                                                                                             9,524             23,070
Shares outstanding beginning of period
                                                                                             33,070            10,000
Shares outstanding end of period
                                                                                             42,594            33,070



FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period:          6/1/2003 6/13/2002*
                                                                         to        to
                                                                      5/31/20045/31/2003
Net Asset Value -
     Beginning of Period                                                 $10.74    $10.00
Net Investment Income                                                      0.26      0.19
Net Gains or Losses on Securities
     (realized and unrealized)                                             1.76      0.64
Total from Investment Operations                                           2.02      0.83
Distributions
     (from net investment income)                                        (0.22)    (0.09)
     (from capital gains)                                                  0.00      0.00
Total from Distributions                                                 (0.22)    (0.09)
Net Asset Value -
     End of Period                                                       $12.54    $10.74

Total Return                                                             18.77%     8.43%(a)
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                     $534      $355

Net Assets Before Reimbursement
     Ratio of Expenses to Average Net Assets                              0.95%     0.95%(b)
     Ratio of Net Income to Average Net Assets                            1.22%     1.10%(b)
Net Assets After Reimbursement
     Ratio of Expenses to Average Net Assets                              0.00%     0.00%(b)
     Ratio of Net Income to Average Net Assets                            2.17%     2.04%(b)
Portfolio Turnover Rate                                                  36.79%     1.73%(b)




(a) For a period of less than one year, total return is not annualized
(b) Annualized
* Commencement of Operations


NOTES TO FINANCIAL STATEMENTS OF THE QUEENS ROAD VALUE FUND
MAY 31, 2004

NOTE 1. ORGANIZATION
 The Queens Road Value Fund (the "Fund"), a managed portfolio of the Bragg Capital Trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. Prior to November 26, 2003 the Queens Road Value Fund was named the Queens Road Large Cap Value Fund. The Fund is one of a series of Funds of the Bragg Capital Trust, which also includes the Queens Road Small Cap Value Fund. The Fund's investment objective is to seek growth of capital. It invests primarily in common stocks which are believed by the Advisor to be undervalued and have good prospects for capital appreciation. The Funds' registration statement was declared effective on June 13, 2002 and operations began on that date.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sales price. Investments for which have no sale is reported are valued at the last bid price. Short-term obligations having remaining maturities of 60 days or less, are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Fund's Board of Directors.

Federal Income Taxes: The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and to disclosure contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for the financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Distribution   to  shareholders:   Distributions  to  shareholders,  which  are
determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund retains Bragg Financial Advisors, Inc. (the "Advisor") as its Investment Advisor. Under the terms of the management agreement, the Advisor provides investment management and administrative services for the Fund. For its services as Advisor, the Fund pays a fee, computed daily and payable monthly at the annual rate of .95% of the Fund's average daily net asset value. For the year ended May 31, 2004, the Advisor earned $4,558. From these fees and its own resources the Advisor agrees to pay other operating expenses of the Fund including transfer agent fees, fund accountant fees, registration fees, custodial fees, and other ordinary expenses of the Fund. However the agreement does not require the Advisor to pay interest, taxes, brokerage commissions and extraordinary expenses of the Fund. For the year ending May 31, 2004, the Advisor voluntarily waived $4,558 of the management fee.


Certain Trustees and officers of the Trust are "interested persons" (as defined in the Investment Company Act of 1940) of the Trust. Each "non-interested" Trustee is entitled to receive an annual fee of $500 plus expenses for services relating to the Trust which is paid by the Advisor.

NOTE 4. CAPITAL SHARE TRANSACTIONS
At May 31, 2004, there were an unlimited number of shares authorized and 42,594 shares outstanding, each with no par value, and capital paid-in amounted to $436,919 for the Fund.

NOTE 5. INVESTMENTS
For the time period ended May 31, 2004, the cost of purchases and the proceeds from sales, other than short-term securities, aggregated $252,443 and $171,178, respectively. As of May 31, 2004, the gross unrealized appreciation for all securities totaled $71,033 and the gross unrealized depreciation for all securities totaled $8,699, for an unrealized appreciation of $62,334. The aggregate cost of securities for federal income tax purposes at May 31, 2004 was $470,140.

NOTE 6. DISTRIBUTIONS TO SHAREHOLDERS
During the fiscal year ended May 31, 2004, distributions of $0.22 aggregating $8,901 were declared from net investment income.

The tax character of distributions paid during the fiscal years ended May 31, 2004 and were as follows:

Distributions from:                                               2004
   Ordinary Income                                              $8,901
   Short-Term Capital Gain                                           0
    Long-Term Capital Gain                                           0
    Return of Capital                                                0
                                                                $8,901

As of May 31, 2004 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary income/ (accumulated losses) $4,740
Undistributed capital gain/ (accumulated losses)    29,971
Unrealized appreciation/ (depreciation)             62,334
                                                   $97,045

There  were  no  differences  between   book-basis   and  tax-basis  unrealized
appreciation (depreciation).

NOTE 7. CONTROL
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940. As of May 31, 2004, the Bragg family owned over 73% of the Fund.

NOTE 8. CHANGE IN ACCOUNTANTS
On May 14, 2004, Cohen McCurdy, Ltd. ("Cohen") was selected to replace McCurdy & Associates CPA's, Inc. ("McCurdy") as the Fund's independent auditor for the 2004 fiscal year. The Trust's selection of Cohen was approved by both the Audit Committee and the Board of Trustees.

McCurdy's report on the Fund's financial statements as of May 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. At the financial statements date and through the date of the engagement of Cohen, there were no disagreements between the Fund and McCurdy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, that, if not resolved to the satisfaction of McCurdy, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.



Queens Road Small Cap Value


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To The Shareholders and
Board of Trustees
Queens Road Small Cap Value Fund (Bragg Capital Trust)

We have audited the accompanying statement of assets and liabilities of the Queens Road Small Cap Value Fund, including the schedule of portfolio investments, as of May 31, 2004, and the related statement of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended May 31, 2003 and the financial highlights of the Queens Road Small Cap Value Fund for the period ended May 31, 2003, were audited by McCurdy and Associates, CPA's, Inc., whose audit practice was acquired by Cohen McCurdy Ltd.. McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of May 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Queens Road Small Cap Value Fund as of May 31, 2004, the results of its operations, the statement of changes in net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/Cohen McCurdy Ltd.
Westlake, Ohio
July 16, 2004







QUEENS ROAD SMALL CAP VALUE FUND

                                                                                          SCHEDULE OF INVESTMENTS
                                                                                                     MAY 31, 2004
SHARES/PRINCIPAL AMOUNT                                                     MARKET VALUE               % OF ASSETS

COMMON STOCKS
AEROSPACE & DEFENSE
        1,000 United Industrial                                 $              21,000                       2.17%

APPAREL RETAIL
           597Cato Corporation "A"                                              13,152                      1.36%

BANKS
           708Greater Bay Bancorp                                               20,327
        1,255 Southside Bancshares                                              22,916
                                                                                43,243                      4.46%

CASINOS & GAMBLING
        1,138 Aztar Corporation  *                                              27,437                      2.83%

COMMERCIAL PRINTING
           650Banta Corp.                                                       28,366                      2.93%

COMPUTER STORAGE & PERIPHERALS
           680Imation Corp.                                                     27,989                      2.89%

CONSTRUCTION & FARM MACHINERY
           468Oshkosh Truck Corporation                                         24,219                      2.50%

DISTILLERS & VINTNERS
           995Constellation Brands, Inc.  *                                     35,820                      3.70%

DIVERSIFIED CHEMICALS
           680FMC Corp. *                                                       27,588                      2.85%

ELECTRONIC EQUIPMENT & INSTRUMENTS
           114Franklin Electric Co.                                               7,250
           750MTS Systems Corp.                                                 16,680
                                                                                23,930                      2.47%

FERTILIZERS & AGRICULTURAL CHEMICALS
           780American Vanguard Corp.                                           29,952                      3.09%

FOOTWEAR
        1,094 K-Swiss, Inc. Class A                                             21,880                      2.26%

GAS UTILITIES
           730New Jersey Resources                                              28,667
           800UGI Corp.                                                         25,672
                                                                                54,339                      5.61%
HEALTH CARE DISTRIBUTORS & SERVICES
        1,170 Owens & Minor, Inc.                                               28,314
           860Renal Care Group, Inc. *                                          28,166
                                                                                56,480                      5.83%
HEALTH CARE FACILITIES
        1,000 Stewart Enterprises, Inc. CL A *                                    7,440                     0.76%

HEALTH CARE SUPPLIES
        1,100 Nutraceutical International *                                     26,950                      2.77%

HOME FURNISHINGS
        1,000 Dorel Industires, Inc. *                                          31,680                      3.27%

HOUSEWARES & SPECIALITIES
           400CSS Industries, Inc.                                              13,960
           451Lancaster Colony Corp.                                            18,017
                                                                                31,977                      3.30%

INDUSTRIAL MACHINERY
           532Graco Incorporated                                                14,885                      1.54%

INSURANCE BROKERS
        1,670 HUB International Ltd.                                            31,429                      3.24%

LIFE & HEALTH INSURANCE
        2,000 Universal American Financial *                                    21,900                      2.26%

PACKAGED FOODS
           600John B Sanfilippo & Son *                                         14,946
           500Sanderson Farms                                                   23,000
        1,226 Smithfield Foods, Inc. *                                          35,542
                                                                                73,488                      7.58%

PERSONAL PRODUCTS
        3,500 CCA Industries                                                    27,125                      2.80%

PROPERTY & CASUALTY INSURANCE
           450CNA Surety Corporation *                                            4,680
           135Commerce Group, Inc.                                                6,118
                                                                                10,798                      1.11%
REAL ESTATE INVESTMENT TRUSTS
           528Amli Residential Properties Trust                                 14,647
           488The Macerich Company                                              22,082
           377Prentiss Properties Trust                                         12,441
                                                                                49,170                      5.07%

RESTAURANTS
        1,390 Ryan's Family Steak Houses, Inc. *                                23,394                      2.41%

SOFTWARE & PROGRAMMING
        1,300 Hummingbird Ltd. *                                        28,912                              2.98%

SPECIALTY CHEMICALS
        1,025 Albemarle Corp.                                                   29,500
           725Lubrizol Corp.                                                    24,005
                                                                                53,505                      5.52%

THRIFTS & MORTGAGE FINANCE
           631First Federal Capital                                             17,150
           660Sterling Financial *                                              21,054
                                                                                38,204                      3.94%

TOTAL FOR COMMON STOCK ($742,290)                                              906,252                      93.49%

CASH AND EQUIVALENTS
      72,287  First American Prime Obligation Fund CL S .39%                    72,287                      7.46%


              Total Investments                                               978,539                     100.95%
                        (Cost $ 814,577)

              Other Assets Less Liabilities                                     (9,165)                   (0.95)%

              Net Assets                                        $            969,374                      100.00%



STATEMENT OF ASSETS AND LIABILITIES
     MAY 31, 2004

Assets
     Investment Securities at Market Value                 $           978,539
          (Cost $ 814,577)
     Cash                                                                      100
     Receivables:
          Dividends and Interest                                            1,012
               Total Assets                                             979,651
Liabilities
          Payable for Securities Sold                                     10,277
               Total Liabilities                                          10,277
Net Assets                                                 $           969,374
Net Assets Consist of:
     Capital Paid In                                                    727,185
     Accumulated Net Investment Income (Loss)                               2,417
     Accumulated Realized Gain (Loss)                                     75,810
     Unrealized Appreciation in Value
          of Investments Based on Cost - Net                            163,962
Net Assets, for 66,074 Shares Outstanding                  $           969,374

     Net Asset Value Per Share ($969,374/66,074 shares)    $               14.67

 QUEENS ROAD SMALL CAP VALUE FUND

 STATEMENT OF OPERATIONS
 FOR THE YEAR ENDING MAY 31, 2004

Investment Income:
     Dividends                                             $             10,855
     Interest                                                                    99
          Total Investment Income                                         10,954
Expenses: (Note 3)
     Advisory fees                                                        10,092
          Total Expenses                                                  10,092

             Less: Advisory fees waived                                 (10,092)

Net Investment Income                                                     10,954

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                  72,682
     Unrealized Appreciation (Depreciation) on Investments              137,469
Net Realized and Unrealized Gain (Loss) on Investments                  210,151

Net Increase (Decrease) in Net Assets from Operations      $           221,105





STATEMENT OF CHANGES IN NET ASSETS
                                                                                                   6/1/2003         6/13/2002*
                                                                                                      to                to
                                                                                                  5/31/2004         5/31/2003
From Operations:
     Net Investment Income                                                                     $                 $
                                                                                              10,954            4,743
     Net Realized Gain (Loss) on Investments
                                                                                              72,682            3,128
     Net Unrealized Appreciation (Depreciation) on Investments
                                                                                              137,469           26,492
     Increase (Decrease) in Net Assets from Operations
                                                                                              221,105           34,363
From Distributions to Shareholders:
      Net Investment Income
                                                                                                        (10,895)           (2,385)
      Net Realized Gain from Security Transactions
                                                                                              0                 0
      Change in Net Assets from Distributions
                                                                                                        (10,895)           (2,385)
From Capital Share Transactions:
     Proceeds From Sale of Shares
                                                                                              365,906           248,000
     Shares Issued on Reinvestment of Dividends
                                                                                              10,895            2,385
     Cost of Shares Redeemed
                                                                                              0                 0
Net Increase from Shareholder Activity
                                                                                              376,801           250,385

Net Increase  in Net Assets
                                                                                              587,011           282,363

Net Assets at Beginning of Period
                                                                                              382,363           100,000
Net Assets at End of Period
 (including accumulated undistributed net investment income (loss) of  $2,417 and $2,358                       $ $
respectively)                                                                                 969,374           382,363

Share Transactions:
     Issued
                                                                                              29,859            25,172
     Reinvested
                                                                                              795               248
     Redeemed
                                                                                              0                 0
Net increase (decrease) in shares
                                                                                              30,654            25,420
Shares outstanding beginning of period
                                                                                              35,420            10,000
Shares outstanding end of period
                                                                                              66,074            35,420


FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout the period:           6/1/2003 6/13/2002*
                                                                          to        to
                                                                       5/31/20045/31/2003
Net Asset Value -
     Beginning of Period                                                  $10.80    $10.00
Net Investment Income                                                       0.19      0.16
Net Gains or Losses on Securities
     (realized and unrealized)                                              3.85      0.73
Total from Investment Operations                                            4.04      0.89
Distributions
     (from net investment income)                                         (0.17)    (0.09)
     (from capital gains)                                                   0.00      0.00
Total from Distributions                                                  (0.17)    (0.09)
Net Asset Value -
     End of Period                                                        $14.67    $10.80

Total Return                                                              37.52%     9.02%(a)
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                                      $969      $382

Net Assets Before Reimbursement
     Ratio of Expenses to Average Net Assets                               1.35%     1.35%(b)
     Ratio of Net Income to Average Net Assets                             0.10%     0.42%(b)
Net Assets After Reimbursement
     Ratio of Expenses to Average Net Assets                               0.00%     0.00%(b)
     Ratio of Net Income to Average Net Assets                             1.45%     1.76%(b)
Portfolio Turnover Rate                                                   82.56%    13.26%(b)




(a) For a period of less than one year , total return is not annualized
(b) Annualized
* Commencement of Operations


NOTES TO FINANCIAL STATEMENTS OF THE QUEENS ROAD SMALL CAP VALUE FUND
MAY 31, 2004

NOTE 1. ORGANIZATION
 The Queens Road Small Cap Value Fund (the "Fund"), a managed portfolio of the Bragg Capital Trust, (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The Fund is one of a series of Funds of the Bragg Capital Trust, which also includes the Queens Road Value Fund. The Fund's investment objective is to seek growth of capital. It invests primarily (under normal market conditions, at least 80% of its total assets) in small capitalization (less than $2 billion market cap at the time of purchase) common stocks which are believed by the Advisor to be undervalued and have good prospects for capital appreciation. The Funds' registration statement was declared effective on June 13, 2002 and operations began on that date.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sales price. Investments for which have no sale is reported are valued at the last bid price. Short-term obligations having remaining maturities of 60 days or less, are valued at amortized cost. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by and under the direction of the Fund's Board of Directors.

Federal Income Taxes: The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and to disclosure contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for the financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the Fund. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Accounting principles general accepted in the United States of America require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Distribution  to  shareholders:   Distributions   to  shareholders,  which  are
determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund retains Bragg Financial Advisors, Inc. (the "Advisor") as its Investment Advisor. Under the terms of the management agreement, the Advisor provides investment management and administrative services for the Fund. For its services as Advisor, the Fund pays a fee, computed daily and payable monthly at the annual rate of 1.35% of the Fund's average daily net asset value. For the time year ended May 31, 2004, the Advisor earned $10,092. From these fees and its own resources the Advisor agrees to pay other operating expenses of the Fund including transfer agent fees, fund accountant fees, registration fees, custodial fees, and other ordinary expenses of the Fund. However the agreement does not require the Advisor to pay interest, taxes, brokerage commissions and extraordinary expenses of the Fund. For the year ending May 31, 2004, the Advisor voluntarily waived $10,092 of the management fee.


Certain Directors and officers of the Trust are "interested persons" (as defined in the Investment Company Act of 1940) of the Trust. Each "non-interested" Trustee is entitled to receive an annual fee of $500 plus expenses for services relating to the Trust which is paid by the advisor.

NOTE 4. CAPITAL SHARE TRANSACTIONS
At May 31, 2004, there were an unlimited number of shares authorized and 66,074 shares outstanding, each with no par value, and capital paid-in amounted to $727,185 for the Fund.

NOTE 5. INVESTMENTS
For the year ended May 31, 2004, the cost of purchases and the proceeds from sales, other than short-term securities, aggregated $907,284 and $592,732, respectively. As of May 31, 2004, the gross unrealized appreciation for all securities totaled $166,116 and the gross unrealized depreciation for all securities totaled $2,154 for an unrealized appreciation of $163,962. The aggregate cost of securities for federal income tax purposes at May 31, 2004 was $814,577.

NOTE 6. DISTRIBUTIONS TO SHAREHOLDERS
During the fiscal year ended May 31, 2004, distributions of $0.17 aggregating $10,895 were declared from net investment income.

The tax character of distributions paid during the fiscal years ended May 31, 2004 and were as follows:

Distributions from:                                               2004
   Ordinary Income                                             $10,895
   Short-Term Capital Gain                                           0
    Long-Term Capital Gain                                           0
    Return of Capital                                                0
                                                               $10,895

As of May 31, 2004 the components of distributable earnings/ (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary income/ (accumulated losses)  $2,417
Undistributed capital gain/ (accumulated losses)     75,810
Unrealized appreciation/ (depreciation)             163,962
                                                   $242,189

There  were  no  differences  between   book-basis   and  tax-basis  unrealized
appreciation (depreciation).

NOTE 7. CONTROL
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under section 2 (a) (9) of the Investment Company Act of 1940. As of May 31, 2004, the Bragg family owned over 81% of the Fund.

NOTE 8. CHANGE IN ACCOUNTANTS
On May 14, 2004, Cohen McCurdy, Ltd. ("Cohen") was selected to replace McCurdy & Associates CPA's, Inc. ("McCurdy") as the Fund's independent auditor for the 2004 fiscal year. The Trust's selection of Cohen was approved by both the Audit Committee and the Board of Trustees.

McCurdy's report on the Fund's financial statements as of May 31, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. At the financial statements date and through the date of the engagement of Cohen, there were no disagreements between the Fund and McCurdy on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, that, if not resolved to the satisfaction of McCurdy, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.


Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each
fiscal year on Form N-Q.   The Funds' Forms N-Q are available on the SEC's
website at http://www.sec.gov; or may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request a copy in writing directly from the fund by writing to: Queens Road Funds, 100 Queens Road, Charlotte, NC 28204.


Proxy Voting Guidelines

The Board of Trustees has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds' portfolio securities. The procedures and guidelines delegate to the Investment Manager the authority to vote proxies relating to portfolio securities and provide guidelines to ensure that proxies are voted in the best interest of the Funds' shareholders. The Investment Manger will put the interests of the Fund's shareholders above all others when voting proxies. If a conflict of interest should arise between the interests of the Investment Manager and the interests of the Funds' shareholders, the Investment Manager will vote the proxies in the shareholders best interests. Any such conflict of interest will be reported to the Board of Trustees at the next meeting of the Trustees.

A copy of the proxy voting procedure guidelines for the Funds is available at no charge upon request by calling 1-800-595-3088 or at the Securities and Exchange Commission's Website, www.sec.gov. Also, a report is available at no charge which details the proxy votes made by each Fund for the previous 12 month period ending June 30. These reports are available by calling 1-1-800-595-3088 and will also be made available on the Securities and Exchange Commission website, www.sec.gov.



                                    PART C

                               Other Information

Item 23. Exhibits.

a. Certificate of Trust and Declaration of Trust of Bragg Capital Trust. Incorporated by reference to Post-effective Amendment 1 to registrants registration statement filed June 25, 2002, Edgar Accession number 0001162044-02-000085.

b.    By-Laws  of  Bragg  Capital  Trust.   Incorporated  by reference to Post-
effective Amendment 1 to registrants registration statement filed June 25, 2002, Edgar Accession number 0001162044-02-000085.

c.    Reference is made in Article VII of the Declaration of Trust incorporated
by  reference  to  Post-effective   Amendment  1  to  registrants  registration
statement filed June 25, 2002, Edgar Accession number 0001162044-02-000085.

d. Investment Advisory Agreement between Bragg Financial Advisors, Inc. and Bragg Capital Trust. Incorporated by reference to Post-effective Amendment 1 to registrants registration statement filed June 25, 2002, Edgar Accession number 0001162044-02-000085.

e. Distribution Agreement between Queens Road Securities, LLC and Bragg Capital Trust. Incorporated by reference to Post-effective Amendment 1 to registrants registration statement filed June 25, 2002, Edgar Accession number 0001162044-02-000085.

f.    None

g.    Custodian   Agreement   between   Custodian   and  Bragg  Capital  Trust.
Incorporated by reference to Post-effective Amendment 1 to registrants registration statement filed June 25, 2002, Edgar Accession number 0001162044-02-000085.

h. Transfer Agent Agreement and Fund Accountant Agreement between Mutual Shareholder Services, LLC. and Bragg Capital Trust. Incorporated by reference to Post-effective Amendment 1 to registrants registration statement filed June 25, 2002, Edgar Accession number 0001162044-02-000085.

i.    None

j.    Consent of Independent Auditors. Attached.

k.    None

l.    None

m.    None

n.    None

p. Code of Ethics. Incorporated by reference to Post-effective Amendment 1 to registrants registration statement filed June 25, 2002, Edgar Accession number 0001162044-02-000085.

----------

Item 24. Persons Controlled by or Under Common Control with Registrant.

None

Item 25. Indemnification.

Article IX, Section 2 of the Declaration of Trust provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding ("Action") in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Registrant ("Independent Trustees"), nor are parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

      Pursuant to Article IX, Section 3 of the Declaration of Trust, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Section 11 of the Investment Advisory Agreement (Exhibit (d) to the Registration Statement) limits the liability of Bragg Financial Advisors, Inc. to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreement.

Item 26. Business and Other Connections of Investment Adviser.

See the Prospectus, "Investment Management -- Portfolio Manager" and Statement of Additional Information, "Management of the Fund."

Item 27. Principal Underwriters.

      (a) Queens Road Securities, LLC, the principal underwriter distributing securities of the Registrant, does not serve as the principal underwriter or distributor for any other investment company.


     (b) Set forth below is information concerning the directors and officers of the Registrant's principal underwriter. The principal business address of each of the persons listed is 100 Queens Road, Charlotte, North Carolina 28204, which is also the address of the Registrant's principal underwriter.



    NAME     POSITIONS AND OFFICES WITH UNDERWRITERPOSITIONS AND OFFICES WITH REGISTRANT

Steve Scruggs          Compliance Officer           CCO, Trustee, President, Secretary

Benton Bragg        Chief Executive Officer            Trustee, Chairman, Treasurer

     (c) No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

Item 28. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, at the Registrant's principal offices and with the Transfer Agent. The Registrant's address: 100 Queens Road, Charlotte, NC 28204. The Transfer Agent's address:
8869 Brecksville Road, Brecksville, OH 44141

Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

None

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-effective Amendment 6 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, and State of North Carolina, on January 7, 2005.

By: /s/Steve Scruggs
   Steve Scruggs
   President and Secretary



                                                                              #